Exhibit 10.32(a)

DATA LICENSE AGREEMENT

Between

Navigation Technologies Corporation

and

Garmin International Incorporated

(LICENSEE)

THIS DATA LICENSE AGREEMENT (“Agreement”) is made and entered into between Navigation Technologies Corporation (“NTC”) and LICENSEE as of the Effective Date:

1.             ARTICLE 1

1.1	Effective Date:	June 1, 1999

1.2	Expiration Date:	June 1, 2001; extendable pursuant to Section 6.2.

1.3	NTC Place of Incorporation:	Delaware

1.4	LICENSEE Place of Incorporation:	Kansas

1.5	NTC Address:	Navigation Technologies Corporation Suite 400 10400 West Higgins Road Rosemont, Illinois 60018 Attn: General Counsel Phone: (847) 795-7000 Fax: (847) 699-8057

1.6	LICENSEE Address:	Garmin International Incorporated 1200 East 151st Street Olathe, Kansas 66062 Attn: General Counsel Phone: (913) 397-8200 Fax: (913) 397-8282

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ARTICLES 2-6:  DEFINITIONS AND TERMS OF GRANT

2.                                       DEFINITIONS

2.1           “Application” shall mean a  product, apparatus, service or system specifically identified  in a Territory License for which use of the NAVTECH Data is authorized.

2.2           “Copy” shall mean any reproduction in any form on a single storage media (of a type as may be specified in a Territory License) of all or any portion of the NAVTECH Data.

2.3           “End-User” shall mean any entity or person who receives or uses a Copy of the NAVTECH Data or information contained therein or derived therefrom for personal use in an Application with no right to sublicense the Copy.

2.4           “Intellectual Property Rights” shall mean patent rights, copyrights, trademarks, service marks, and any and all other statutory and legal rights and protections available under applicable laws for the protection of intellectual property.

2.5           “Licensed Territory” shall mean the geographical area as specified in a Territory License.

2.6           “NTC” shall also include its subsidiaries, collectively and singly, unless the context clearly requires otherwise.

2.7           “NAVTECH Data” shall mean the geographic data of the Licensed Territory made by or for, and generally released by, NTC and limited to the contents specified in a Territory License.

2.8           “Territory License” shall mean each fully executed Schedule  which is attached to this Agreement.  To the extent that any of the provisions of a Territory License are inconsistent with, or conflict with, any of the provisions of this Agreement, the provisions of such Territory License shall prevail.

3.                                       PARTIES

3.1           Legal Corporation.  Each party represents and warrants that it is a corporation duly organized and existing under the laws of its Place of Incorporation identified for such party in ARTICLE 1 of this Agreement and is in good standing under such laws.

3.2           Authority for Agreement.  Each party represents and warrants that: it has the requisite corporate power to enter into this Agreement and to perform under this Agreement according to its terms;  all actions on its own part and on the part of its directors and stockholders necessary for the authorization, execution, delivery, and performance of this Agreement have been taken as of the Effective Date; and its execution, delivery, and performance of this Agreement will not result in any material violation of any agreement to which it is a party nor any law to which it is subject.

3.3           Successors and Assigns.  The rights and obligations of each party under this Agreement may not be transferred or assigned directly or indirectly without the prior written consent of the other party, which consent will not be unreasonably withheld, except that NTC  may assign this Agreement to any entity that acquires substantially all of its stock, assets or business.  Except as otherwise expressly provided herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

3.4           No Third Party Beneficiaries.  This Agreement is between NTC and LICENSEE.  No third party beneficiaries are intended.

3.5           Independent Contractors.  The relationship of NTC and LICENSEE established by this Agreement is that of independent contractors, and nothing contained in this Agreement will be construed to (a) give either party the power to direct and control the day-to-day activities of the other, (b) constitute the parties as partners, joint venturers, co-owners or otherwise as participants in a joint or common undertaking, or (c) allow either party to create or assume any obligation on behalf of the other party for any purpose whatsoever.

4.                                       GRANT OF LICENSE

4.1           License.  Subject to LICENSEE’s performance of its obligations under this Agreement, NTC hereby grants LICENSEE with respect to each Territory License a non-exclusive, non-transferable (except as set forth in Section 3.3 (Successors and Assigns)), non-sublicensable license under NTC’s Intellectual Property Rights to use the NAVTECH Data solely as further specified as the “Use Rights” in such Territory License and solely for the term  and Licensed Territory and in the Application(s) specified in such Territory License.

4.2           Additional Licenses.  Subject to future agreement of the parties, NTC may grant future Territory Licenses to LICENSEE covering additional Use Rights, Licensed Territories and Applications.  Any such license shall be set forth as an additional Territory License, shall be signed by the appropriate parties, and shall be subject to all of the terms and conditions of this Agreement except to the extent such Territory License expressly indicates otherwise.

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4.3                                 End-User Licenses.  Each present and future Territory License shall include an attachment containing end-user terms promulgated and/or approved by NTC which, among other things, restrict use of the NAVTECH Data to licensed Applications (“End-User Terms”).  LICENSEE shall provide each End-User, in a form and manner of presentation approved in advance in writing by NTC, with a copy of the End-User Terms.  NTC reserves the right to amend and/or replace End-User Terms and the form and manner of presentation thereof after providing 90 days advance written notice to LICENSEE.  In addition to the foregoing, LICENSEE shall provide each End-User with any and all legally required and otherwise necessary and appropriate training, instruction, warnings, disclaimers, and safety information.

5.                                       FEES & PAYMENT

5.1                                 License Fees.                        LICENSEE shall pay NTC license fees in the amounts specified in each Territory License.  Such license fees are due on the dates set forth in each Territory License.

5.2                                 Minimum Annual License Fees.  LICENSEE shall pay NTC the amount of any minimum annual license fees (“Minimum Annual License Fees”) specified in each Territory License.  Minimum Annual License Fees are due on the dates specified in each Territory License.  Unless otherwise specifically set forth in a Territory License:

5.2(a)                   the Minimum Annual License Fee for any Territory License shall be applied in each calendar year to license fees due under Section 5.1 for such Territory License for such calendar year;

5.2(b)                  unused amounts of any Minimum Annual License Fee in any calendar year, if any, are not refundable and cannot be carried forward to any other calendar year or credited towards license fees due under a different Territory License.

5.3                                 Fees on Payments.  In addition to all fees and charges required to be paid by LICENSEE to NTC under this Agreement, LICENSEE shall be responsible for and shall pay any and all fees, currency conversion costs, withholdings, taxes, and other costs or charges on such payments and transfers to NTC, exclusive of any income taxes calculated on NTC’s net income.

5.4                                 Date of Payments.  LICENSEE shall pay NTC any and all fees and other charges required under this Agreement within 30 days of the applicable due dates as set forth herein.

5.5                                 Manner of Payment.  All payments made by LICENSEE to NTC hereunder shall be made by means of good funds or telegraphic transfer of funds in the currency (or officially invoked successor thereof) and to the bank account specified in each Territory License.

5.6                                 License Fee Adjustments.  During the term of this Agreement, the license fees, including, without limitation, Minimum Annual License Fees and charges, specified in each Territory License shall be adjusted as of January 1 of each calendar year to reflect the actual percentage increase or decrease in the designated price index (or officially invoked successor thereof) from September of the base year to September of the year preceding the year of adjustment, as specified in such Territory License.

5.7                                 Payment Default.  In the event that LICENSEE is late or otherwise in default with respect to any payment due hereunder, LICENSEE shall pay to NTC interest at an annual percentage rate of 15% (or the maximum rate permitted by law for any period in which the permitted rate is less than 15%), on the sum due from the due date of the payment until the full payment thereof.

5.8                                 License Fee Reports.  On or before the 10th day of each calendar month, LICENSEE shall provide NTC with a written license fee report certified by an authorized representative of LICENSEE, which report shall set forth the license fee and other charges due and the basis of calculation thereof as well as such other information NTC may reasonably request, including, without limitation, the number of all Copies distributed by Customer since the last such report, the release date of the version of the NAVTECH Data used to make such Copies, the name and address of the purchaser of the Application, the geographic coverage corresponding to each Copy distributed, the make and model of the vehicle in which the Application is or will be installed, whether each Copy is the initial Copy distributed to the End-User or an updated version thereof, and other information that is necessary to understand the fee calculation as may be apparent from the applicable Territory License.

5.9                                 Right to Audit.  LICENSEE shall keep and maintain detailed and accurate books and records with regard to license fees and the basis of calculation thereof for a period of three (3) years after the applicable payment of license fees.  NTC shall have the right, at its own expense, on reasonable notice and not more often than once annually, to inspect and audit LICENSEE’s records and other relevant information for the purpose of verifying the amount of license fees and other charges due and LICENSEE’s compliance with the terms and conditions of this Agreement.  Any inspection and audit of business records shall occur

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within eighteen (18) months following the applicable fee payment and shall be during reasonable business hours at the location  where LICENSEE maintains such records.  NTC shall maintain the confidentiality of such records to the extent required under ARTICLE 16, and shall put the information and records inspected to no other use than the verification of license fees due.  If such an audit determines that payments made during any period audited were 5.0% or more below the amount actually due, then the reasonable expense of the audit shall be borne by LICENSEE.  LICENSEE shall pay NTC any amount shown to be due by an audit within 10 days of completion of the audit with interest as specified in Section 5.7 on the amount of the underpayment.

6.                                       TERM & TERMINATION

6.1           Term.  Unless terminated as provided herein, the term of this Agreement is from the Effective Date through the Expiration Date and any extension thereof pursuant to Section 6.2.  The term of each Territory License shall be as specified therein, but in no event beyond the term of this Agreement or any extension thereof.

6.2           Term Extension.  The term of this Agreement shall automatically extend for additional one (1) year periods, unless either party delivers written notice of termination to the other at least six (6) months prior to the expiration of the term of this Agreement or any extension thereof.

6.3           Termination for Breach.  If either party materially breaches any of the terms of this Agreement, and fails to cure such a breach within 30 days after receiving written notification of such breach from the non-breaching party, the non-breaching party may immediately terminate this Agreement and may, in addition to all other remedies available at law and in equity, protect its interests by any means available to it.

6.4           Obligations On Termination.  Immediately following termination or expiration of this Agreement or any Territory License for any reason, LICENSEE shall cease any and all use and distribution of the NAVTECH Data, undistributed Copies, information and services derived therefrom, related documentation, and all other information and materials provided by NTC to LICENSEE under the Agreement or Territory License, respectively, and LICENSEE shall return all of the foregoing items and materials to NTC within 30 days of such termination or expiration.

ARTICLES 7-9:  DELIVERY, QUALITY AND SUPPORT

7.                                       DELIVERY

Within 10 days after LICENSEE’s request, but no more often than twice per calendar year, NTC shall deliver to LICENSEE the then current version of the NAVTECH Data  for each Licensed Territory.  NTC will provide this information in GDF 3.0 format or successor format adopted by NTC, or in another format mutually agreed to by NTC and LICENSEE; provided, however, that NTC shall have no obligation to provide the information in any format other than GDF 3.0 or successor that it adopts.  LICENSEE acknowledges that the NAVTECH Data corresponding to certain portions of the Licensed Territory continues to be developed and will only be available to LICENSEE as otherwise provided  in this Agreement upon general release after completion.  LICENSEE shall pay NTC a processing and delivery fee as may be set forth in each Territory License for each copy of the NAVTECH Data for the Licensed Territory delivered hereunder.

8.                                       QUALITY

8.1           Updating & Quality.  In all Licensed Territories, NTC shall use commercially reasonable efforts to  update the NAVTECH Data in a timely manner.  NTC shall also use commercially reasonable efforts to improve the quality of the NAVTECH Data.  A Territory License may include a Verification Procedure for Accuracy and Completeness or equivalent with which the NAVTECH Data or portions thereof shall comply.  Compliance therewith shall satisfy all of NTC’s obligations hereunder with respect to the NAVTECH Data.  To the extent that the NAVTECH Data does not comply with the applicable Verification Procedure for Accuracy and Completeness or equivalent, NTC shall use commercially reasonable efforts to effect such compliance.

8.2           Specification Changes.  NTC reserves the right to modify the content specifications for any NAVTECH Data, including, without limitation, adding, deleting and re-categorizing data elements.  NTC will provide LICENSEE with at least six-months prior notice of any  modifications of the specifications of the NAVTECH Data, but only to the extent that it is reasonably foreseeable by NTC that such modifications  will have a materially adverse effect on LICENSEE’s use of the NAVTECH Data in its Applications.

8.3           Error Reporting.  LICENSEE agrees that any and all information and documentation concerning alleged and/or actual errors, problems, complaints, and related matters concerning the NAVTECH Data of which LICENSEE is or becomes aware shall be promptly made fully and freely available to NTC, without charge, for NTC’s unlimited use in its sole discretion, including, but not limited to, NTC’s incorporation of such information and documentation

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into the NAVTECH Data.  LICENSEE shall not retain, acquire or assert any right, title or interest in or to the NAVTECH Data or the Intellectual Property Rights thereto based on the transfer of such information and documentation to NTC or NTC’s use or incorporation of such information and documentation (or derivatives thereof) in the NAVTECH Data or otherwise.

9.                                       LICENSEE TEST PRODUCTS

At NTC’s request, LICENSEE shall provide NTC without charge and as soon as each is available, a reasonable number of each test and production version of the products and Applications in which LICENSEE intends to use the NAVTECH Data (“Test Products”).  Test Products shall include current hardware, software and formats of data  for use and operation of such products and Applications.  NTC will use the Test Products solely for internal purposes of testing and verifying the NAVTECH Data.  The number of Test Products shall be the greater of twenty-five (25) or the number reasonably required by NTC to test and verify the NAVTECH Data in the Licensed Territory(ies).

ARTICLES 10-11:  RIGHTS AND RESTRICTIONS

10.                                 RIGHTS IN NAVTECH DATA

10.1         NTC Ownership.  NTC represents and warrants that it has the right to grant all licenses granted by it hereunder.

10.2         Rights Reserved.  LICENSEE acknowledges that NTC and its licensors and suppliers own all Intellectual Property Rights in and to the NAVTECH Data.  NTC and its licensors and suppliers retain all such rights under this Agreement.

11.                                 RESTRICTIONS ON USE

11.1                           Restrictions.

11.1(a)    LICENSEE shall not make any modifications, adaptations, or alterations of or to the NAVTECH Data (collectively “Modifications”) or associate or add any data to or in combination with the NAVTECH Data (collectively “Additions”), without NTC’s prior written approval, except that LICENSEE may reformat or recompile the NAVTECH Data for use in Applications.  Notwithstanding the foregoing, in no event shall LICENSEE make any Modifications or Additions which in any manner materially reduce, impair, or otherwise negatively impact upon the accuracy, completeness, integrity, or safety of the NAVTECH Data.

11.1(b)    LICENSEE shall be responsible for, and shall exercise any and all legally required care and diligence in connection with the design, manufacturing, workmanship, testing, distribution, operation, and safety of any product or Application which incorporates or otherwise utilizes the NAVTECH Data pursuant to the license granted to LICENSEE hereunder.

11.1(c)    Any product, system or Application developed by or for LICENSEE which incorporates or otherwise utilizes the NAVTECH Data shall be free of any defects in design, manufacturing, workmanship, or otherwise.

11.1(d)    Any uses of the NAVTECH Data not expressly authorized herein, as well as any and all unauthorized, unintended, unsafe, hazardous, unlawful, or illegal uses of the NAVTECH Data, are expressly prohibited.

11.1(e)    LICENSEE shall comply with any and all laws, rules and regulations to the extent applicable to the NAVTECH Data.

11.2         Export Control.  LICENSEE shall not export from anywhere any part of the NAVTECH Data or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.  To the extent that any such export laws, rules or regulations prohibit NTC from complying with any of its obligations hereunder to deliver or distribute NAVTECH Data or Copies thereof, such failure shall be excused and shall not constitute a breach of this Agreement.

11.3         Reverse Engineering.  LICENSEE agrees not to disassemble, decompile or otherwise reverse engineer the NAVTECH Data.

11.4         Non-Infringing Use.  LICENSEE shall not combine, incorporate, utilize, or distribute Copies of the NAVTECH Data  with or in connection with any product or system which, alone or in combination with such Copies, infringes any other person’s or entity’s Intellectual Property Rights or any other rights.

11.5         Third-Party Licensors and Suppliers.  LICENSEE shall comply with any and all requirements and restrictions imposed on NTC by its present and future data licensors and suppliers and other entities.  To the extent not already set forth herein or in a Territory License, NTC will notify LICENSEE of such requirements and restrictions.  Without liming the foregoing, LICENSEE agrees to the provisions set forth in (i) Addendum 1 attached hereto, which shall apply to any Territory License where the Licensed Territory includes any portion of the provinces of Canada, and (ii) Addendum 2 attached hereto, which shall apply to

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any Territory License where the Licensed Territory includes any of the European countries as specified therein.

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ARTICLE 12:  MARKETING AND LEGENDS

12.                                 MARKETING

12.1         Display of Marks, Legends & Notices.  LICENSEE shall conspicuously display any and all of NTC’s and its suppliers’ proprietary rights legends, copyright notices, trademarks, service marks, trade names and similar information and designations (collectively “NTC Marks and Legends”), as specified by NTC (including, without limitation, the trademark NAVTECH ON BOARD and other NTC Marks and Legends specified in the NTC Identity Guidelines or successors  or equivalents thereof), on Copies of the NAVTECH Data, on on-screen displays, on splash and start-up screens, in the instructions (printed and electronic), and in all packaging and other written materials which accompany or relate to the Application distributed by or on behalf of LICENSEE hereunder (collectively, “Collateral”).  Without limiting the foregoing, in all instances where NAVTECH Data is used and/or where Collateral references NAVTECH Data, LICENSEE shall attribute NTC as the creator and source of origin of the NAVTECH Data, and shall not in any way be misleading in that regard or represent or imply that LICENSEE or any third party is the creator or source of origin of the NAVTECH Data.

12.2         License of Marks & Legends.  During the term of this Agreement, NTC grants LICENSEE a non-exclusive, non-transferable, non-sublicensable right to use the NTC Marks & Legends as required under Section 12.1.  LICENSEE must conspicuously indicate in any and all materials displaying the NTC Marks that NTC is the owner thereof and/or that the NTC Marks are registered trademarks and/or service marks of NTC, as the case may be.  Nothing stated herein shall constitute a grant or other transfer to LICENSEE of any right, title or interest in the NTC Marks or any other Intellectual Property Rights of NTC.  Upon termination or expiration of this Agreement for any reason, LICENSEE shall immediately cease all use of NTC Marks.

12.3         Demonstrations.  At NTC’s request, LICENSEE shall without charge allow NTC to demonstrate LICENSEE’s Application, as well as Test Products, for customer and general corporate demonstrations and at trade shows and other promotional events.

ARTICLES 13-15:  DISCLAIMER, LIMITATION AND INDEMNIFICATION

13.                                 DISCLAIMER

THE NAVTECH DATA IS PROVIDED “AS IS”.  NTC MAKES NO REPRESENTATIONS OR WARRANTIES EXCEPT AS EXPRESSLY SET FORTH IN THIS AGREEMENT.  WITHOUT LIMITING THE FOREGOING, NTC EXPRESSLY DISCLAIMS ANY IMPLIED WARRANTIES OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF QUALITY, PERFORMANCE, MERCHANT-ABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NONINFRINGEMENT.  EXCEPT AS SPECIFICALLY SET FORTH IN THIS AGREE-MENT, NTC DOES NOT WARRANT, GUARANTEE, OR MAKE ANY REPRESENT-ATIONS REGARDING THE USE, OR THE RESULTS OF THE USE, OF THE NAVTECH DATA OR ANY OTHER MATERIALS IN TERMS OF CORRECTNESS, ACCURACY, RELIABILITY, OR OTHERWISE.

14.                                 LIMITATION ON LIABILITY

14.1                           Limits on Liability.

14.1(a)    ANY LIABILITY OF NTC WITH RESPECT TO THE NAVTECH DATA OR THE PERFORMANCE THEREOF UNDER ANY WARRANTY, NEGLIGENCE, STRICT LIABILITY, CONTRACT OR OTHER THEORY WILL BE LIMITED EXCLUSIVELY TO REPLACEMENT OF THE NAVTECH DATA OR, IF IN NTC’S OPINION, REPLACEMENT IS INADEQUATE AS A REMEDY OR IMPRACTICAL, TO REFUND OF THE APPLICABLE LICENSE FEE.  LICENSEE UNDERSTANDS THAT NTC IS NOT RESPONSIBLE FOR AND WILL HAVE NO LIABILITY FOR HARDWARE, SOFTWARE, OR OTHER ITEMS OR ANY SERVICES PROVIDED BY ANY PERSONS OTHER THAN NTC.  LICENSEE ACKNOWLEDGES AND AGREES THAT THE LIMITATION OF LIABILITY CONTAINED HEREIN REFLECTS THE ALLOCATION OF RISK REFLECTED HEREUNDER AND THAT THE LICENSE HEREUNDER WOULD NOT OTHERWISE BE GRANTED.

14.1(b)    EXCEPT AS OTHERWISE PROVIDED IN THE NEXT SENTENCE, AND NOTWITHSTANDING ANYTHING ELSE IN THIS AGREEMENT OR OTHERWISE, NEITHER PARTY SHALL BE LIABLE OR OBLIGATED UNDER ANY ARTICLE OF THIS AGREEMENT OR UNDER CONTRACT, NEGLIGENCE, STRICT LIABILITY OR OTHER LEGAL OR EQUITABLE THEORY FOR ANY INDIRECT, SPECIAL, INCIDENTAL, CONSEQUENTIAL OR PUNITIVE DAMAGES, OR LOST PROFITS.  THE LIMITATIONS IN THIS

Garmin Int’l Data License Agreement	CONFIDENTIAL

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SECTION SHALL NOT APPLY TO BREACHES OF ARTICLE 16 (Confidentiality) OR LICENSEE’S PAYMENT OBLIGATIONS HEREUNDER OR TO ACTIONS OF LICENSEE BEYOND THE SCOPE OF THE LICENSE GRANTED HEREUNDER.

14.2         Force Majeure.  Neither party shall be liable to the other for a failure to perform any of its obligations under this Agreement, except for payment obligations under this Agreement, during any period in which such performance is delayed due to circumstances beyond its reasonable control, provided such party notifies the other of the delay.

15.                                 INDEMNIFICATION

15.1         General Indemnification.  Except as provided in Section 15.2, LICENSEE shall indemnify and hold harmless NTC and its officers, directors, employees, agents and affiliates from and against any and all liabilities arising out of any cause or event which is attributable to its use or possession of the NAVTECH Data or its failure to perform or comply with any term of this Agreement, including but not limited to liabilities for personal injury or product liability.

15.2         Intellectual Property Indemnification.  Subject to LICENSEE’s performance of its obligations under this Agreement, NTC shall defend or settle at its expense any claim or suit against LICENSEE arising out of or in connection with an assertion that the NAVTECH Data infringes any copyrights and NTC shall indemnify and hold harmless LICENSEE from damages, costs, and attorneys’ fees, if any, finally awarded in such suit or the amount of the settlement thereof; provided that (i) NTC is promptly notified in writing of such claim or suit, (ii) NTC shall have the sole control of the defense and/or settlement thereof, and (iii) LICENSEE furnishes to NTC, on request, all relevant information available to LICENSEE and reasonable cooperation for such defense.  The foregoing in this Section 15.2 shall be the sole and exclusive indemnity and hold harmless obligations of NTC to LICENSEE with respect to any alleged infringement by the NAVTECH Data of any third party’s Intellectual Property Rights.  LICENSEE shall not admit or settle any such claim or suit without the prior written consent of NTC.  NTC shall have no obligation under this Section 15.2 if and to the extent that such claim or suit arises from: (1) compliance by NTC with LICENSEE’s specifications, (2) modification of the NAVTECH Data other than by NTC, (3) the combination of the NAVTECH Data with products or services other than those supplied by NTC, (4) LICENSEE continuing any manufacturing, distribution, or licensing after being notified of any allegedly infringing activity or after being informed of or provided with modifications that would have avoided the alleged infringement, or (5) LICENSEE’s use of the NAVTECH Data that is not strictly in accordance with the license granted under this Agreement; LICENSEE will defend, indemnify and hold harmless NTC and its officers, directors, agents and employees from all damages, settlements, attorneys’ fees and expenses related to a claim of infringement or violation of Intellectual Property Rights or misappropriation excluded from NTC’s indemnity obligation by this sentence.

ARTICLES 16-18:  CONFIDENTALITY, DISPUTES AND CONSTRUCTION

16.                                 CONFIDENTIALITY

Each party agrees that all code, inventions, algorithms, know-how and ideas and all other business, technical and financial information they obtain from the other are the confidential property of the disclosing party (“Confidential Information” of the disclosing party).  Except as expressly and unambiguously allowed herein, the receiving party will hold in confidence and not use or disclose any Confidential Information of the disclosing party and shall similarly bind its employees in writing.  Upon termination of this Agreement or upon request of the disclosing party, the receiving party will return to the disclosing party all Confidential Information of such disclosing party, all documents and media containing such Confidential Information and any and all copies or extracts thereof.  The receiving party shall not be obligated under this ARTICLE with respect to information the receiving party can document: (1) is or has become readily publicly available without restriction through no fault of the receiving party or its employees or agents; or (2) is received without restriction from a third party lawfully in possession of such information and lawfully empowered to disclose such information; or (3) was rightfully in the possession of the receiving party without restriction prior to its disclosure by the other party; or (4) was independently developed by employees or consultants of the receiving party without access to such Confidential Information; or (5) is required to be disclosed by order of court of competent jurisdiction.

17.                                 DISPUTES

17.1         Resolution.  Except with respect to Intellectual Property Rights, if a dispute arises between the parties relating to the interpretation or performance of this Agreement or the grounds for the termination hereof, the parties agree to hold a meeting, attended by individuals with decision-making authority, regarding the dispute, to attempt in good faith to negotiate a resolution of the dispute prior to pursuing other available remedies.  If, within 30 days after such meeting, the parties have not succeeded in resolving the

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dispute, either party may protect its interests by any lawful means available to it.  In any action or proceeding to enforce rights under this Agreement, the prevailing party shall be entitled to recover costs and attorneys’ fees

17.2         Limitation on Action for Breach.  Except with respect to any breach of LICENSEE’s payment obligations hereunder or any unauthorized use of NTC’s Intellectual Property Rights, any and all claims arising from or in connection with any breach of this Agreement must be brought within two (2) years from the date of such breach.

18.                                 FORM & EFFECT OF AGREEMENT

18.1         Entire Agreement.  This Agreement together with its Schedules and other attachments (if any)  constitutes the entire agreement between the parties regarding the subject matter hereof and supersedes any and all prior negotiations, promises, commitments, undertakings, and agreements of the parties relating thereto.

18.2         Counterparts.  This Agreement may be executed in counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

18.3         Modification.  This Agreement may be modified or amended only by a written instrument duly executed by the parties hereto.

18.4         Waiver of Breach.  No waiver of any kind under this Agreement will be deemed effective unless set forth in writing and signed by the party charged with such waiver, and no waiver of any right arising from any breach or failure to perform will be deemed to be a waiver or authorization of any other breach or failure to perform or of any other right arising under this Agreement.

18.5         Notices.  All notices required or permitted under this Agreement shall be delivered by hand, fax or nationally recognized overnight courier addressed if to NTC and if to LICENSEE at the NTC Address and the LICENSEE Address, respectively, set forth in ARTICLE 1 of this Agreement, or at such other address as either party shall have furnished to the other in writing.  All such notices and other written communications shall be effective (1) if sent by overnight courier, two business days after mailing, and (2) if sent otherwise, upon delivery.

18.6         Survival of Terms.  The provisions of ARTICLE 5 (Fees & Payment), Section 6.4 (Obligations on Termination), Section 10.2 (Rights Reserved), ARTICLE 11 (Restrictions on Use), Section 12.1 (Display of Marks, Legends & Notices), Section 14.1 (Limits on Liability), ARTICLE 15 (Indemnification), ARTICLE 16 (Confidentiality), ARTICLE 17 (Disputes), Section 18.6 (Survival of Terms) and Section 18.8 (Governing Law), shall survive the termination of this Agreement for any reason.

18.7         Headings.  The headings and subheadings used in this Agreement and in the Schedules  hereto are only used for convenience of reference, and are not to be considered in construing this Agreement.

18.8         Governing Law.  This Agreement shall be construed and governed by the substantive laws of the State of Illinois without giving effect to the conflict of laws provisions.  The United Nations Convention of Contracts for the International Sale of Goods shall not apply to this Agreement.

18.9         Severability.  If any provision of this Agreement is held to be invalid, illegal, or unenforceable, the remaining provisions hereof shall be unaffected thereby and remain valid and enforceable as if such provision had not been set forth herein.  The parties agree to substitute for such provision a valid provision which most closely approximates the intent and economic effect of such severed provision.

18.10       Advice of Counsel.  The parties acknowledge that prior to executing this Agreement they have been advised by legal counsel and fully understand and agree to all of their rights and obligations under this Agreement, and that this Agreement is the result of informed negotiations between sophisticated parties.  The parties further acknowledge and agree that they have not relied on any representation, inducement, or anything else in executing this Agreement that is not set forth expressly herein.

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IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this Agreement as of the Effective Date set forth in ARTICLE 1 of this Agreement.

NAVIGATION TECHNOLOGIES CORP.	GARMIN INTERNATIONAL INCORPORATED

/s/ M.S. Khan	/s/ Min Kao
Signature	Signature

M.S. Khan	Min H. Kao
Name	Name

V.P. Strategic Initiatives	V.P.
Title	Title

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Addendum 1

The following provisions apply to the NAVTECH Data for the Licensed Territory of Canada, which may include or reflect data from third party licensors, including Her Majesty the Queen in Right of Canada (“Third Party Data”):

1.     Disclaimer and Limitation:  LICENSEE agrees that its use of the Third Party Data is subject to the following provisions:

(A)  DISCLAIMER:  THE THIRD PARTY DATA IS LICENSED ON AN “AS IS” BASIS.  THE LICENSORS OF SUCH DATA, INCLUDING HER MAJESTY THE QUEEN, MAKE NO GUARANTEES, REPRESENTATIONS OR WARRANTIES RESPECTING SUCH DATA, EITHER EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, EFFECTIVENESS, COMPLETENESS, ACCURACY OR FITNESS FOR A PARTICULAR PURPOSE.

(B)  LIMITATION ON LIABILITY:  THE THIRD PARTY DATA LICENSORS, INCLUDING HER MAJESTY THE QUEEN, SHALL NOT BE LIABLE: (i) IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF SUCH DATA; OR (ii) IN ANY WAY FOR LOSS OF REVENUES OR CONTRACTS, OR ANY OTHER CONSEQUENTIAL LOSS OF ANY KIND RESULTING FROM ANY DEFECT IN THE DATA.

2.     Copyright Notice:  In connection with each Copy of all or any portion of the NAVTECH Data for the Territory of Canada, Customer shall affix in a conspicuous manner the following copyright notice on at least one of: (i) the label for the storage media of the Copy; (ii) the packaging for the Copy; or (iii) other materials packaged with the Copy, such as user manuals or end user license agreements:  “This data includes information taken with permission from Canadian authorities, including © Her Majesty the Queen in Right of Canada.”

3.     End-User Terms: In connection with the provision of any portion of the NAVTECH Data for the Territory of Canada to End-Users as may be authorized under the Agreement, LICENSEE shall provide such End-Users, in a reasonably conspicuous manner, with terms (set forth with other end user terms required to be provided under the Agreement, or as otherwise may be provided, by Customer) which shall include the following provisions on behalf of the Third Party Data licensors, including Her Majesty The Queen:

THE NAVTECH DATA MAY INCLUDE OR REFLECT DATA OF LICENSORS, INCLUDING HER MAJESTY THE QUEEN IN RIGHT OF CANADA.  SUCH DATA IS LICENSED ON AN “AS IS” BASIS.  THE LICENSORS, INCLUDING HER MAJESTY THE QUEEN, MAKE NO GUARANTEES, REPRESENTATIONS OR WARRANTIES RESPECTING SUCH DATA, EITHER EXPRESS OR IMPLIED, ARISING BY LAW OR OTHERWISE, INCLUDING BUT NOT LIMITED TO, EFFECTIVENESS, COMPLETENESS, ACCURACY OR FITNESS FOR A PARTICULAR PURPOSE.

THE LICENSORS, INCLUDING HER MAJESTY THE QUEEN, SHALL NOT BE LIABLE IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE DATA OR THE NAVTECH DATA.  THE LICENSORS, INCLUDING HER MAJESTY THE QUEEN, SHALL NOT BE LIABLE IN ANY WAY FOR LOSS OF REVENUES OR CONTRACTS, OR ANY OTHER CONSEQUENTIAL LOSS OF ANY KIND RESULTING FROM ANY DEFECT IN THE DATA OR THE NAVTECH DATA.

END USER SHALL INDEMNIFY AND SAVE HARMLESS THE LICENSORS, INCLUDING HER MAJESTY THE QUEEN AND THE MINISTER, AND THEIR OFFICERS, EMPLOYEES AND AGENTS FROM AND AGAINST ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION, ALLEGING LOSS, COSTS, EXPENSES, DAMAGES OR INJURIES (INCLUDING INJURIES RESULTING IN DEATH) ARISING OUT OF THE USE OR POSSESSION OF THE DATA OR THE NAVTECH DATA.

4.     Additional Provisions:  This Addendum is in addition to all of the rights and obligations of the parties under the Agreement.  To the extent that any of the provisions of this Addendum are inconsistent with, or conflict with, provisions of the Agreement, the provisions of this Addendum shall prevail.

11

Addendum 2

The following provisions apply to the NAVTECH Data for and to the extent indicated respecting any Licensed Territory including any country of Europe, which may include or reflect data from respective third party licensors:

Paper Maps.  LICENSEE shall not have any right or license to use, or license the use of, the NAVTECH Data for any Licensed Territory including any country of Europe to create paper maps of any kind (as used herein “paper map” shall mean any literary work in the form of a map fixed on a paper or paper-like medium).

OS Enforcement.  With respect to NAVTECH Data for the Licensed Territory of Great Britain, LICENSEE acknowledges and agrees that the Ordnance Survey (“OS”) may bring a direct action against LICENSEE to enforce compliance with the OS copyright notice (see Section 3 below) and paper map requirements (see Section 2 above) contained in this Agreement.

Third Party Notices.  Any and all Copies and/or packaging relating thereto shall include the respective Third Party Notices set forth below corresponding to the Licensed Territory (or portion thereof) included in such Copy:

Territory	Notice

	France	“source: Géoroute® IGN France & BD Carto® IGN France”

	Germany	“Die Grundlagendaten wurden mit Genehmigung der zuständigen Behörden entnommen.”

or

“Die Grundlagendaten wurden mit Genehmigung der zustaendigen Behoerden entnommen.”

Great Britain

- Until 12/31/05:	“Based on Ordnance Survey electronic data and used with the permission of the Controller of Her Majesty’s Stationary Office © Crown Copyright, 1995.”

- After 12/31/05:	“Based upon Crown Copyright material.”

Italy		“Controllato ai sensi della legge N.68 del 2/2/1960. Nulla osta I.G.M. alla diffusione N.86 del 4/3/1996, N.295 del 31/7/1996, N.123 del 14/3/1997, N.372 del 17/9/1997, N.90 del 25/3/1998, N.228 del 23/6/1998 e N.327 del 6/10/1998.”

Sweden	“Based upon electronic data © National Land Survey Sweden.”

Switzerland	“Topografische Grundlage: © Bundesamt für Landestopographie.”

12

Exhibit 10.32(b)

NT CONFIDENTIAL

SIXTH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Sixth Amendment (“Amendment”) to the Data License Agreement dated July 1, 1999 (“Agreement”), by and between Garmin Corporation, a Taiwan Corporation with offices at No. 68, Jangshu 2nd Road, Shijr, Taipei, Taiwan, and Garmin International, Inc., a Kansas corporation, with offices at 1200 East 151st Street, Olathe, Kansas 66062 (“Garmin”) and NAVTEQ North America, LLC (formerly named Navigation Technologies North America, LLC and formerly Navigation Technologies Corporation), a Delaware organization, with offices at The Merchandise Mart, Suite 900, Chicago, Illinois 60654 (“NT”), is entered into as of March 1, 2004 (“Effective Date”).

WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement with this Amendment,

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives.

NAVTEQ NORTH AMERICA LLC		GARMIN CORPORATION

By:	/s/ Lawrence M. Kaplan	By:	/s/ Min H. Kao
Name:	Lawrence M. Kaplan	Name:	Min H. Kao
Title:	V.P. and General Counsel	Title:	President
Date:	5-4-2004	Date:	5/5/04

NAVTEQ B.V.		GARMIN INTERNATIONAL, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Min H. Kao
Name:	Lawrence M. Kaplan	Name:	Min H. Kao
Title:	V.P. and General Counsel	Title:	President
Date:	5-4-2004	Title:	5/5/04

The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.  The Agreement and Territory License No. 7 are hereby amended as follows:

Terms and Conditions

Amendments to Data License Agreement

1.               Prior Amendments.  All prior amendments to the Agreement (i.e., the Extension dated June 30, 2001, the First Amendment dated May 1, 2001, the Second Amendment dated June 1, 2001, the Third Amendment dated April 1, 2002, the Fourth Amendment dated March 1, 2003, and the Fifth Amendment dated November 10, 2003), to the extent not otherwise terminated or expired as of the Effective Date of this Sixth Amendment, are hereby terminated as of the Effective Date of this Sixth Amendment and shall be of no further force or effect.

2.               Expiration Date.  The Expiration Date of the Agreement (Section 1.2) is hereby changed to “31 December 2009”.

3.               Prepaid License Fees.

(a)          Amount & Due Dates.  LICENSEE shall pay NT a prepaid fee of *** (“Prepayment”), which shall be due in two installments as follows:

***	***
***	***
***	***

*** indicates redacted text

1

***   Use of Prepaid Fees: Years 2004-2008.  ***

***   Use of Prepaid Fees: Year 2009.  ***

4.               Annual Volume Credit.  ***

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

*** indicates redacted text

2

5.     ***

Amendment to Territory License No. 7

6.     Section VIII of Territory License No. 7 is amended and restated in its entirety as follows:

***

*** indicates redacted text

3

Exhibit 10.32(c)

NT CONFIDENTIAL

SEVENTH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Seventh Amendment (“Amendment”) to the Data License Agreement dated July 1, 1999 (“Agreement”), by and between Garmin Corporation, a Taiwan Corporation with offices at No. 68, Jangshu 2nd Road, Shijr, Taipei, Taiwan, and Garmin International, Inc., a Kansas corporation, with offices at 1200 East 151st Street, Olathe, Kansas 66062 (“Garmin”) and NAVTEQ North America, LLC (formerly named Navigation Technologies North America, LLC and formerly Navigation Technologies Corporation), a Delaware organization, with offices at The Merchandise Mart, Suite 900, Chicago, Illinois 60654 (“NT”), is entered into as of March 1, 2004 (“Effective Date”).

WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement with this Amendment,

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives.

NAVTEQ NORTH AMERICA LLC		GARMIN CORPORATION

By:	/s/ Lawrence M. Kaplan	By:	/s/ Min H. Kao
Name:	Lawrence M. Kaplan	Name:	Min H. Kao
Title:	V.P. and General Counsel	Title:	President
Date:	6-1-04	Date:	5/11/2004

NAVTEQ B.V.		GARMIN INTERNATIONAL, INC.

By:	/s/ Chris Peters	By:	/s/ Min H. Kao
Name:	Chris Peters	Name:	Min H. Kao
Title:	V.P. Finance Europe	Title:	President
Date:	1 June 2004	Title:	5/11/2004

The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.  The Agreement and Territory License No. 8 are hereby amended as follows:

Terms and Conditions

Amendment to the Sixth Amendment to the Data License Agreement

1.               Section 3(d) of the Sixth Amendment is amended and restated in its entirety as follows:

“3(d).                              Conditional Right to Extend Term.  To the extent that the Prepayment is not fully exhausted under Section 3(c) above by the end of calendar year 2009, then LICENSEE shall have the right to extend the term of this Agreement and Territory License No. 8 by one year (through December 31, 2010) by sending written notice of such extension to NT no later than October 31, 2009, and such unused amount may be applied to license fees due under such Territory License No. 8 for calendar year 2010.  In the case of such extension, the license fees defined in the Agreement for 2009 shall apply to 2010.”

Amendment to Territory License No. 8

2.               Section I.C of Exhibit C of Territory License No. 8 is amended and restated in its entirety as follows, effective as of the Effective Date of Territory License No. 8:

“C.      ***

*** indicates redacted text

1

LICENSEE shall reflect its use of the above Discount Factor in its License Fee Reports submitted to NT pursuant to section XIII.A.”.”

2

Exhibit 10.32(d)

NT CONFIDENTIAL

TWENTIETH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Twentieth Amendment (“Amendment”) to the Data License Agreement dated July 1, 1999, by and between Garmin Corporation, a Taiwan Corporation with offices at No. 68, Jangshu 2nd Road, Shijr, Taipei, Taiwan, and Garmin International, Inc., a Kansas corporation, with offices at 1200 East 151st Street, Olathe, Kansas 66062 (“Client”) and NAVTEQ North America, LLC, a Delaware organization, with offices at The Merchandise Mart, Suite 900, Chicago, Illinois 60654, and NAVTEQ BV., a Netherlands corporation, with offices at De Run 1115, LB Veldhoven, 5503, The Netherlands (collectively, “NT”), is entered into as of  the date of the last signature below (the “Effective Date”).

WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement with this Amendment;

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives.

NAVTEQ NORTH AMERICA LLC		GARMIN CORPORATION

By:	/s/ Lawrence M. Kaplan	By:	/s/ Cliff Pemble
Name:	Lawrence M. Kaplan	Name:	Cliff Pemble
Title:	SVP and General Counsel	Title:	Director
Date:	2/27/07	Date:	3-20-07

NAVTEQ B.V.		GARMIN INTERNATIONAL, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Cliff Pemble
Name:	Lawrence M. Kaplan	Name:	Cliff Pemble
Title:	SVP and General Counsel	Title:	Director
Date:	2/27/07	Date:	3-20-07

The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.

Terms and Conditions

1.               The following shall be added as a new Section 4.4 to the Agreement:

“4.4  Evaluation License for Other Data.  With respect to any geographic and related content that NT generally makes available for use by its customers and that NT has not already licensed to Client for commercial use (“Other Content”), NT hereby grants Client a non-exclusive, non-transferable, restricted right during the Term to evaluate such Other Content and related documentation solely in its internal operations for possible licensing from NT.  NT will deliver samples of such Other Content to Client upon Client’s request, and Client shall return such Other Content to NT upon the earlier of the termination or expiration of this Agreement or NT’s request.  Client agrees not to (a) disclose or distribute such Other Content to any third parties, or (b) commercialize any products based on such Other Content without first entering into a definitive written agreement with NT for the same.  Client acknowledges that certain Other Content may only be available for evaluation subject to additional terms and conditions.”

1

Exhibit 10.32(e)

NT CONFIDENTIAL

TWENTY-FIRST AMENDMENT TO THE DATA LICENSE AGREEMENT

This Twenty-First Amendment (“Amendment”) to the Data License Agreement dated July 1, 1999, by and between Garmin Corporation, a Taiwan Corporation with offices at No. 68, Jangshu 2nd Road, Shijr, Taipei, Taiwan, and Garmin International, Inc., a Kansas corporation, with offices at 1200 East 151st Street, Olathe, Kansas 66062 (“Licensee”) and NAVTEQ North America, LLC, a Delaware organization, with offices at 425 W. Randolph Ave., Chicago, Illinois 60606, and NAVTEQ BV., a Netherlands corporation, with offices at De Run 1115, LB Veldhoven, 5503, The Netherlands (collectively, “NT”), is entered into as of October 1, 2007 (the “Effective Date”).

WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement and the Amended and Restated Territory License No. 8 executed in connection therewith (“TL 8”) with this Amendment;

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives.

NAVTEQ NORTH AMERICA LLC		GARMIN CORPORATION

By:	/s/ Lawrence M. Kaplan	By:	/s/ Clifton A. Pemble
Name:	Lawrence M. Kaplan	Name:	Clifton A. Pemble
Title:	SVP and General Counsel	Title:	Director
Date:	10/29/2007	Date:	10/26/07

NAVTEQ B.V.		GARMIN INTERNATIONAL, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Clifton A. Pemble
Name:	Lawrence M. Kaplan	Name:	Clifton A. Pembe
Title:	SVP and General Counsel	Title:	Director
Date:	10/29/2007	Date:	10/26/07

The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.

Terms and Conditions

1.               The following sentence is hereby inserted at the end of Section II of TL 8:

“*Data for Moldova may not be distributed to End-Users in Moldova and Data for Ukraine may not be distributed in Ukraine.  Licensee agrees that it shall not export Copies of the Data for Moldova or Ukraine into each such country.”

2.               The following sentence is hereby inserted at the end of Section III.A (“Content”) of TL 8:

“Phonetic Data is available from NT for the countries identified in Exhibit H.”

3.               The following is hereby added as a new Section XII.L of TL 8:

***

*** indicates redacted text

1

*** Exhibit A of TL 8 is hereby amended to include the following POI categories as and when each such category is made generally available by NT as part of the core set of POIs:***

5.               The definitions in Exhibit B of TL 8 are hereby amended by replacing the definitions of *** as follows:

***

6.               The definitions in Exhibit B of TL 8 are further amended by adding the following to the end of the *** definition:

***

7.               The definitions in Exhibit B of TL 8 are further amended by adding the following new definitions:

***

8.               NT hereby agrees to ***

9.               Section I.A.3 of Exhibit C of TL 8 is hereby amended by adding the following to the end of that section:

***

10.         Section I.B.2(v) *** in Exhibit C of TL 8 is hereby amended by adding the following to the end of that section

***

*** indicates redacted text

2

11.         ***

***	***
***	***
***	***
***	***
***	***
***	***
***	***

12.   ***

13.         TL 8 is further amended to attach Exhibit H attached hereto as Exhibit H to TL 8

*** indicates redacted text

3

EXHIBIT H

*** – AVAILABLE COUNTRIES

(as of October 1, 2007)

*** is available from NT for the following countries in the Territory:

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

NT may add countries to such list from time to time upon notice to Client.

*** indicates redacted text

4

Exhibit 10.32(f)

NT CONFIDENTIAL

TWENTY-SECOND AMENDMENT TO THE DATA LICENSE AGREEMENT

This Twenty-second Amendment (“Amendment”) to the Data License Agreement dated July 1, 1999, by and between Garmin Corporation, a Taiwan Corporation with offices at No. 68, Jangshu 2nd Road, Shijr, Taipei, Taiwan, and Garmin International, Inc., a Kansas corporation, with offices at 1200 East 151st Street, Olathe, Kansas 66062 (“Licensee”) and NAVTEQ North America, LLC, a Delaware organization, with offices at 425 W. Randolph Ave., Chicago, Illinois 60606, and NAVTEQ BV., a Netherlands corporation, with offices at De Run 1115, LB Veldhoven, 5503, The Netherlands (collectively, “NT”), is entered into as of October 1, 2007 (the “Effective Date”).

WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement and Territory License No. 15 executed in connection therewith (“TL 15”) with this Amendment;

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives.

NAVTEQ NORTH AMERICA LLC	GARMIN CORPORATION

By:	/s/ Lawrence M. Kaplan	By:	/s/ Clifton A. Pemble

Name:	Lawrence M. Kaplan	Name:	Clifton A. Pemble

Title:	SVP & General Counsel	Title:	Director

Date:	10/29/07	Date:	10/26/07

NAVTEQ B.V.	GARMIN INTERNATIONAL, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Clifton A. Pemble

Name:	Lawrence M. Kaplan	Name:	Clifton A. Pemble

Title:	SVP & General Counsel	Title:	Director

Date:	10/29/07	Date:	10/26/07

The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.

Terms and Conditions

1.               Section II of TL 15 is hereby amended to include the following additional countries: *** ***.

2.               The following is hereby added as a new Section XII.H of TL 15:

***

3.               Section XII.B of TL 15 (***) is hereby amended by deleting it in its entirety and replacing it with the following:

***

*** indicates redacted text

1

4.               The definitions in Exhibit A of TL 15 are hereby amended by replacing the definitions of *** as follows:

***

5.               The definitions in Exhibit A of TL 15 are hereby amended by adding the following as additional definitions:

***

6.               ***

7.               The Per Copy License Fees otherwise due under TL 15 are ***.

*** indicates redacted text

2

Exhibit 10.32(g)

NT CONFIDENTIAL

TWENTY-THIRD AMENDMENT TO THE DATA LICENSE AGREEMENT

This Twenty-Third Amendment (“Amendment”) to the Data License Agreement dated July 1, 1999, by and between Garmin Corporation, a Taiwan Corporation with offices at No. 68, Jangshu 2nd Road, Shijr, Taipei, Taiwan, and Garmin International, Inc., a Kansas corporation, with offices at 1200 East 151st Street, Olathe, Kansas 66062 (“Licensee”) and NAVTEQ North America, LLC, a Delaware organization, with offices at 425 W. Randolph Ave., Chicago, Illinois 60606, and NAVTEQ BV., a Netherlands corporation, with offices at De Run 1115, LB Veldhoven, 5503, The Netherlands (collectively, “NT”), is entered into as of October 1, 2007 (the “Effective Date”).

WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement and Territory License No. 16 (“TL 16”) executed in connection therewith with this Amendment;

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives.

NAVTEQ NORTH AMERICA LLC	GARMIN CORPORATION

By:	/s/ Lawrence M. Kaplan	By:	/s/ Clifton A. Pemble

Name:	Lawrence M. Kaplan	Name:	Clifton A. Pemble

Title:	SVP & General Counsel	Title:	Director

Date:	10/30/07	Date:	10/29/07

NAVTEQ B.V.	GARMIN INTERNATIONAL, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Clifton A. Pemble

Name:	Lawrence M. Kaplan	Name:	Clifton A. Pemble

Title:	SVP & General Counsel	Title:	Director

Date:	10/30/07	Date:	10/29/07

The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.

Terms and Conditions

1.  The following terms and conditions amend the terms and conditions of TL 16 solely in connection with Copies distributed for use as part of  ***

***

Schedule A

***

*** indicates redacted text

1

***

*** indicates redacted text

2

Exhibit 10.1(h)

NT CONFIDENTIAL

TWENTY-FOURTH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Twenty-Fourth Amendment (“Amendment”) to the Data License Agreement dated July 1, 1999, by and between Garmin Corporation, a Taiwan Corporation with offices at No. 68, Jangshu 2nd Road, Shijr, Taipei, Taiwan, and Garmin International, Inc., a Kansas corporation, with offices at 1200 East 151st Street, Olathe, Kansas 66062 (“Licensee”) and NAVTEQ North America, LLC, a Delaware organization, with offices at 425 W. Randolph Ave., Chicago, Illinois 60606, and NAVTEQ BV., a Netherlands corporation, with offices at De Run 1115, LB Veldhoven, 5503, The Netherlands (collectively, “NT”), is entered into as of October 1, 2007 (the “Effective Date”).

WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement and Territory License No. 16 (“TL 16”) executed in connection therewith with this Amendment;

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives.

NAVTEQ NORTH AMERICA LLC	GARMIN CORPORATION

By:	/s/ Lawrence M. Kaplan	By:	/s/ Clifton A. Pemble

Name:	Lawrence M. Kaplan	Name:	Clifton A. Pemble

Title:	SVP & General Counsel	Title:	Director

Date:	10/30/07	Date:	10/29/07

NAVTEQ B.V.	GARMIN INTERNATIONAL, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Clifton A. Pemble

Name:	Lawrence M. Kaplan	Name:	Clifton A. Pemble

Title:	SVP & General Counsel	Title:	Director

Date:	10/30/07	Date:	10/29/07

The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.

Terms and Conditions

1.               The following is hereby added as a new Section IX.G in TL 16:

***

2.               Exhibit A of TL 16 is hereby amended to include the following POI categories as and when each such category is made generally available by NT as part of the core set of POIs ***

3.               The definitions in Exhibit B of TL 16 are hereby amended by replacing the definition of *** as follows:

*** indicates redacted text

1

***

4.               The definitions in Exhibit B of TL 16 are further amended by adding the following new definitions:

***

5.               Section II.A(v) *** in Exhibit C of TL 16 is hereby amended by adding the following to the end of that section

***

6.               Exhibit C of TL 16 is hereby further amended by adding the following as a new Section II.A(ix):

“(ix) Surcharge for  ***

***	***
***	***
***	***
***	***
***	***
***	***
***

7.               TL 16 is further amended to attach Exhibit H attached hereto as Exhibit H to TL 16

*** indicates redacted text

2

EXHIBIT H

***– AVAILABLE COUNTRIES

(as of October 1, 2007)

*** is available from NT for the following countries in the Territory:

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

NT may add countries to such list from time to time upon notice to Client.

*** indicates redacted text

3

Exhibit 10.32(i)

NT CONFIDENTIAL

TWENTY-FIFTH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Twenty-Fifth Amendment (“Amendment”) to the Data License Agreement dated July 1, 1999, by and between Garmin Corporation, a Taiwan Corporation with offices at No. 68, Jangshu 2nd Road, Shijr, Taipei, Taiwan, and Garmin International, Inc., a Kansas corporation, with offices at 1200 East 151st Street, Olathe, Kansas 66062 (“Licensee”) and NAVTEQ North America, LLC, a Delaware organization, with offices at 425 W. Randolph Ave., Chicago, Illinois 60606, and NAVTEQ BV., a Netherlands corporation, with offices at De Run 1115, LB Veldhoven, 5503, The Netherlands (collectively, “NT”), is entered into as of December 1, 2007 (the “Effective Date”).

WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement and the Amended and Restated Territory License No. 11 (“TL 11”) executed in connection therewith with this Amendment;

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives.

NAVTEQ NORTH AMERICA LLC		GARMIN CORPORATION

By:	/s/ Lawrence M. Kaplan	By:	/s/ Cliff Pemble

Name:	Lawrence M. Kaplan	Name:	Cliff Pemble

Title:	SVP and General Counsel	Title:	Director

Date:	12-24-07	Date:	Dec. 20, 2007

NAVTEQ EUROPE B.V.		GARMIN INTERNATIONAL, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Cliff Pemble

Name:	Lawrence M. Kaplan	Name:	Cliff Pemble

Title:	SVP and General Counsel	Title:	Director

Date:	12-24-07	Date:	Dec. 20, 2007

The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.

Terms and Conditions

1.               Section II “Territory” is hereby deleted in its entirety and replaced with the following:

II.       Territory (check applicable geographic areas; each is a separate “Territory”).

***

* Data for Moldova may not be distributed to End-Users in Moldova and Data for Ukraine may not be distributed in Ukraine.  Licensee agrees that it shall not export Copies of the Data for Moldova or Ukraine into each such country.

** Licensee may not export or in any way transfer Data for the Republic of Korea outside of the Republic of Korea.”

2.               Section III “Data Content & Quality” is hereby amended by deleting the last three sentences thereof and replacing them with the following:

“The Data for World Markets (as defined in Exhibit B) is the geographic data for each country as developed and generally released by NT for use in the type of Application authorized hereunder, up to Standard Data.  *** Data for World Markets.  Data for certain countries or areas of a Territory may not be completed and/or may not be produced within the TL Term, and will only be available hereunder upon general release by NT following completion.”

*** Exhibit A is hereby amended by deleting Section II.C *** in its entirety.  ***

*** indicates redacted text

1

Exhibit 10.32(i)

NT CONFIDENTIAL

4.               Exhibit A is hereby amended by adding the following as a new Section II.G:

***

***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

*** indicates redacted text

2

Exhibit 10.32(i)

NT CONFIDENTIAL

5.               Exhibit A is hereby amended by adding the following as a new Section II.H:

“H. Special Pricing – ***

***	***
	***	***	***	***
***	***	***	***	***

6.               Exhibit A is hereby amended by adding the following as a new Section II.I:

***

*** indicates redacted text

3

Exhibit 10.32(i)

NT CONFIDENTIAL

***	***
	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

***	***
	***	***	***	***
***	***	***	***	***

***	***
	***	***	***	***
***	***	***	***	***

***	***
	***	***	***	***
***	***	***	***	***

***

8.               The definitions in Exhibit B of TL 11 are hereby amended by replacing the definitions of *** as follows:

***

*** indicates redacted text

4

Exhibit 10.32(i)

NT CONFIDENTIAL

***

10.         The “Region definition in Exhibit B of TL 11 is hereby deleted in its entirety and replaced with the following:

***

*** ***: ***

(d)         *** shall mean any ***

*** ***:  ***

*** indicates redacted text

5

Exhibit 10.32(i)

NT CONFIDENTIAL

***

*** ***: ***

*** ***: ***

*** Exhibit D of TL 11 is hereby amended to move the ***

12. TL 11 is further amended to replace Exhibit F *** attached thereto *** with Exhibit F attached hereto.

*** indicates redacted text

6

Exhibit 10.32(i)

NT CONFIDENTIAL

Table 1

Base License Fees - ***

***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***

***

*** indicates redacted text

7

Exhibit 10.32(i)

NT CONFIDENTIAL

Table 2

Base License Fees - ***

***	***
	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

***

*** indicates redacted text

8

Exhibit 10.32(i)

NT CONFIDENTIAL

Table 3

Base License Fees - ***

***	***
	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***	***

***

*** indicates redacted text

9

Exhibit 10.32(i)

NT CONFIDENTIAL

Table 4

Base License Fees - ***

***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

***

*** indicates redacted text

10

Exhibit 10.32(i)

NT CONFIDENTIAL

Table 5

Base License Fees - ***

***	***
	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

***

*** indicates redacted text

11

EXHIBIT F ADDITIONAL CONTENT SCHEDULE

The Data shall include the following Additional Content, which Additional Content shall be subject to the terms and conditions and pricing as provided herein. ***. Additional Content is only licensed hereunder for Regions for which pricing is provided herein, except as otherwise expressly noted.

***

Certain Additional Content may not be completed and/or may not be produced within the TL Term or ever, and will only be available hereunder upon general release by NT following completion.   Additional Content may not be available for all countries or areas.  NT reserves the right to remove Additional Content upon reasonable notice to Licensee. ***

The Additional Content licensed hereunder shall be as follows:

***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***	***	***
***	***

***

*** indicates redacted text

12

1.***

***

***

***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

***

***

***
***	***	***	***	***	***	*****	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

*** indicates redacted text

13

2.  ***

Description:  *** as made available by NT from time to time.

License Fees:  The license fees are as set forth below. ***

***

***

***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***

*** indicates redacted text

14

3. ***

                        Description.  ***

License Fees:  The license fees are as set forth below.  ***

***

***

***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

                                                                                                                     ***

***

***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***

*** indicates redacted text

15

3.  ***

***

***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

***

***

***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

*** indicates redacted text

16

4. ***

Description:  ***

License Fees:  The license fees are as set forth below.  ***

***

***

***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***

***

***

***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

*** indicates redacted text

17

5.  ***

Description: “***

License Fees:  The license fees are as set forth below. ***

***

***

***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***

***

***

***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

*** indicates redacted text

18

6.  ***

Description:  ***

License Fees:  The license fees are as set forth below. ***

***

***

***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***

***

***

***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

*** indicates redacted text

19

6. ***

***

***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***

***

***

***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***

***

***

***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***	***

*** indicates redacted text

20

***

***

***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

***

***

***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

***

***

***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

***

***

***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***

*** indicates redacted text

21

Exhibit 10.32(i)

NT CONFIDENTIAL

7.  ***

Description:  ***

Additional Provisions:

***

License Fees: Brand Icons ***

*** indicates redacted text

22

Exhibit 10.32(i)

NT CONFIDENTIAL

8.  ***

Description: “*** as and when made available by NT.

License Fees:  License Fees for *** shall be as follows:

***	***
***	***
***	***
***	***
***	***
***	***
***	***

*** indicates redacted text

23

Exhibit 10.32(i)

NT CONFIDENTIAL

9.  ***

Description: ***, and will only be available hereunder upon general release by NT following completion.

License Fees.  The License Fees for the * Content shall be as follows:

***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***
***	***	***	***	***

*** indicates redacted text

24

Exhibit 10.32(i)

NT CONFIDENTIAL

9. *** Content (con’t)

***
***	***	***	***	***	***	***	***	***	***	***	***
***
***	***		***
***		***
***		***		***	***	***	***	***	***	***	***
***	***	***						***
***		***	***	***	***	***		***		***
***				***	***	***	***	***	***	***	***
***								***
***				***	***	***	***	***		***
***				***	***			***
***				***				***
***								***
***							***
***	***		***					***
***								***
***			***	***	***	***		***		***
***			***	***	***	***		***		***
***	***	***	***	***	***	***	***	***	***	***	***
***	***
***								***

*** indicates redacted text

25

Exhibit 10.32(i)

NT CONFIDENTIAL

10.  *** Content

Description***

License Fees.  License Fees shall be as determined from the tables below for ***

***

***
***	***	***	***	***	***
	***	***
***	***	***	***	***	***

***

***
***	***	***	***	***	***
	***	***
***	***	***	***	***	**

*** indicates redacted text

26

Exhibit 10.32(i)

NT CONFIDENTIAL

10.  ***

Description: *** as made generally available by NT.

License Fees***

***	***						***	***	***
	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***

*** indicates redacted text

27

Exhibit 10.32(i)

NT CONFIDENTIAL

11.  NAVTEQ Traffic Patterns

Description: “NAVTEQ Traffic Patterns *** as and  when made available by NT .

License Fees.  NAVTEQ Traffic Patterns license fees for ***

***	***						***	***	***
	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***

*** indicates redacted text

28

Exhibit 10.32(i)

NT CONFIDENTIAL

12.  ***

Description: *** as and when made available by NT.

License Fees  ***

***	***						***	***	***
	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***

*** indicates redacted text

29

Exhibit 10.32(j)

NT CONFIDENTIAL

TWENTY-SIXTH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Twenty-Sixth Amendment (“Amendment”) to the Data License Agreement dated July 1, 1999 (“Agreement”), by and between Garmin Corporation, a Taiwan Corporation with offices at No. 68, Jangshu 2nd Road, Shijr, Taipei, Taiwan, and Garmin International, Inc., a Kansas corporation, with offices at 1200 East 151st Street, Olathe, Kansas 66062 (“Licensee”) and NAVTEQ North America, LLC, a Delaware organization, with offices at 425 W. Randolph Ave., Chicago, Illinois 60606, and NAVTEQ BV., a Netherlands corporation, with offices at De Run 1115, LB Veldhoven, 5503, The Netherlands (collectively, “NT”), is entered into as of the date of the last signature below (the “Effective Date”).

WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement and the Amended and Restated Territory License No. 8 (“TL 8”), the Amended and Restated Territory License No. 11 (“TL 11”), Territory License No. 15 (“TL 15”) and Territory License No. 16 (“TL16”) executed in connection therewith with this Amendment;

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives.

NAVTEQ NORTH AMERICA LLC		GARMIN CORPORATION

By:	/s/ Judson C. Green	By:	/s/ Clifton Pemble

Name:	Judson C. Green	Name:	Clifton Pemble

Title:	President and Chief Executive Officer	Title:	President and Chief Operating Officer

Date:	11-15-07	Date:	11/15/2007

NAVTEQ EUROPE B.V.		GARMIN INTERNATIONAL, INC.

By:	/s/ Judson C. Green	By:	/s/ Clifton Pemble

Name:	Judson C. Green	Name:	Clifton Pemble

Title:	President and Chief Executive Officer	Title:	President and Chief Operating Officer

Date:	11-15-07	Date:	1/15/2007

The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.

Terms and Conditions

1.               Expiration Date.  The Expiration Date for the Agreement, TL 8, TL 11, TL 15 and TL 16 shall be hereby extended to December 31, 2015 (the “Initial Term”).  In addition, Licensee may, at its option, extend such Expiration Date until December 31, 2019 provided Licensee provides NT with written notice thereof within no less than 180 days prior to the end of the Initial Term,

2.               Annual Volume Credit.  Section 4 of the Sixth Amendment dated as of March 1, 2004 is hereby deleted in its entirety and replaced with the following:

***

*** indicates redacted text

1

Exhibit 10.32(j)

NT CONFIDENTIAL

***	***
***	***
***	***
***	***
***	***
***	***
***	***
***	***

3.               The Agreement and TL 8 are hereby amended to make the following modifications, which modifications shall be effective as of January 1, 2010:

a.               Section XII.B (“*** Terms and Conditions”) and Section XII.F in TL 8 (“Customer Pricing Option”) shall be deleted in their entirety.

b.              Tables 1 and 2 in Exhibit C in TL 8 shall be deleted in its entirety and replaced with Tables 1 and 2 attached hereto as Exhibit A.

c.               The License Fee calculation example in the second paragraph of Section I in Exhibit. C in TL 8 shall be deleted.

d.              Section I.B(ii) “***” in Exhibit C in TL8 shall be  deleted in its entirety and replaced with the following:  “(ii) ***. The Base Fees set forth in Table 1 above for the following Application Types are subject to the following discount:

***	***
***	***
***	***
***	***

4.               TL 8 is hereby amended by deleting Section I.B.2(ix) “***” in Exhibit C in its entirety.

5.               TL 16 is hereby amended by deleting Section II.A(viii) “***” in Exhibit C in its entirety.

6.               ***

***   Article 16 of the Agreement shall be amended to add the following sentences after the existing second sentence of Article 16: “Except as expressly agreed by the parties in writing, under no circumstances shall NT disclose Licensee Confidential Information to Nokia Corporation, Nokia, Inc. or any of their respective subsidiaries or affiliates other than NAVTEQ Corporation and its direct and indirect subsidiaries***

*** indicates redacted text

2

Exhibit 10.32(j)

NT CONFIDENTIAL

Exhibit A

***
***
***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***
	***	***	***	***	***	***	***

*** indicates redacted text

3

Exhibit 10.32(j)

NT CONFIDENTIAL

***
***
***	***	***
***	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
***	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***
	***	***

*** indicates redacted text

4

Exhibit 10.32(k)

NT CONFIDENTIAL

TWENTY-SEVENTH AMENDMENT TO THE DATA LICENSE AGREEMENT

This Twenty-Seventh Amendment (“Amendment”) to the Data License Agreement dated July 1, 1999, by and between Garmin Corporation, a Taiwan Corporation with offices at No. 68, Jangshu 2nd Road, Shijr, Taipei, Taiwan, and Garmin International, Inc., a Kansas corporation, with offices at 1200 East 151st Street, Olathe, Kansas 66062 (“Licensee”) and NAVTEQ North America, LLC, a Delaware organization, with offices at 425 W. Randolph Ave., Chicago, Illinois 60606, and NAVTEQ BV., a Netherlands corporation, with offices at De Run 1115, LB Veldhoven, 5503, The Netherlands (collectively, “NT”), is entered into as of the date of the last signature below (the “Effective Date”).

WHEREAS, the parties hereto desire to amend the terms and conditions of the Agreement and the Amended and Restated Territory License No. 8 executed in connection therewith (“TL 8”) with this Amendment;

IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their authorized representatives.

NAVTEQ NORTH AMERICA LLC		GARMIN CORPORATION

By:	/s/ Lawrence M. Kaplan	By:	/s/ Cliff Pemble

Name:	Lawrence M. Kaplan	Name:	Cliff Pemble

Title:	SVP and General Counsel	Title:	Director

Date:	12-24-07	Date:	Dec. 20, 2007

NAVTEQ EUROPE B.V.		GARMIN INTERNATIONAL, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Cliff Pemble

Name:	Lawrence M. Kaplan	Name:	Cliff Pemble

Title:	SVP and General Counsel	Title:	Director

Date:	12-24-07	Date:	Dec. 20, 2007

The terms and conditions of the Agreement remain in full force and effect except as modified hereunder.

Terms and Conditions

1.               The definitions in Exhibit B of TL 8 are hereby amended by adding the following new definition:

“NAVTEQ Traffic Patterns” ***: *** as and  when made such information is made generally available by NT

2.               Exhibit C of TL 8 is hereby amended by adding the following as a new Section 1.B.2(xi):

“(xi) *** NAVTEQ Traffic Patterns.  The use of NAVTEQ Traffic Patterns shall be permitted hereunder ***

*** indicates redacted text

1

Exhibit 10.32(l)

NT CONFIDENTIAL

SCHEDULE
AMENDED AND RESTATED TERRITORY LICENSE NO. 8

Quick Reference Title:

*** (NA & EU)

Pursuant to ARTICLE 4 of the Data License Agreement between NT and LICENSEE dated as of the Effective Date identified therein and reiterated below (“Agreement”), NT (acting also on behalf of its subsidiary Navigation Technologies B.V., collectively “NT”) and LICENSEE hereby agree to the following amended terms and conditions which, upon the execution of this Schedule, shall replace and supersede Territory License No. 8 under the Agreement.

The parties agree that as of the Effective Date of this Amended and Restated Territory License No. 8 (“TL 8”), the following amendments to the Data License Agreement shall be superseded by this Amended and Restated Territory License No. 8 and such amendments shall thus be of no further force or effect: Seventh amendment to the Data License Agreement (to the extent such amendment pertains to Territory License No. 8), Eighth Amendment to the Data License Agreement, Ninth Amendment to the Data License Agreement, Tenth Amendment to the Data License Agreement, Fourteenth Amendment to the Data License Agreement (to the extent such amendment pertains to Territory License No. 8), Seventeenth Amendment to the Data License Agreement, Eighteenth Amendment to the Data License Agreement and Nineteenth Amendment to the Data License Agreement.

I.                                         Parties & Term.

LICENSEE:
GARMIN CORPORATION and GARMIN INTERNATIONAL, INC.
Effective Date of Agreement:
1 July 1999
Effective Date of Territory License:
1 January 2007
Expiration Date of Territory License:
31 December 2009

II.                                     Licensed Territory (check applicable geographic areas, each a separate “Licensed Territory”).

***

III.                                 Licensed NAVTEQ Data. ***

A.                                   Content:   Detailed City/Inter-Town Data.  Subject to ARTICLE 7 of the Agreement, the NAVTEQ Data licensed hereunder is ***

B.                                     Use of POIs:  LICENSEE shall identify in its License Fee reports to NT those Copies/Electronic Files that contain any NT POIs ***

C.                                     Form of Delivery:  The NAVTEQ Data delivered by NT to LICENSEE hereunder shall be separated into files corresponding to either NT’s then-existing standard data coverage areas (“DCAs”) pertaining to the Licensed Territory or such other geographic coverage areas pertaining to the Licensed Territory as NT in its sole discretion may make available to LICENSEE for the licensed NAVTEQ Data.  NT reserves the right to change the geographic areas contained in the DCAs, and the number of such DCAs, at any time.

*** indicates redacted text

Exhibit 10.32(l)

NT CONFIDENTIAL

In the event that any such deliveries include NAVTEQ Data for geographic areas outside of the Licensed Territory (“Unlicensed Data”), LICENSEE shall refrain from using and/or distributing such Unlicensed Data and any information based on or derived there from.

***

IV.                                 Application.*** Applications, as defined in Exhibit B hereto.

V.                                     Use Rights:  Pursuant to Section 4.1 of the Agreement, LICENSEE’s Use Rights are limited to:

***

VI.                                 License Fees to NT.  LICENSEE shall pay NT license fees in the amounts and on the due dates set forth in Exhibit C hereto.  LICENSEE shall also pay NT *** royalties in accordance with Section XII(G) below.

VII.                             Price Index Pursuant to Section 5.6 of Agreement:  None.

VIII.                 A.

IX.                                [RESERVED]

X.                                    Currency.  U.S. Dollars.

XI.                                End-User Terms.  Attached as Exhibit D.

XII.                            Special Provisions.

A.                                   Reporting.  The License Fee Report required under Section 5.8 of the Agreement shall be in the form of,

*** indicates redacted text

Exhibit 10.32(l)

NT CONFIDENTIAL

and contain the information specified in, Exhibit E attached hereto; provided, however, that, notwithstanding anything to the contrary in this Territory License or the Agreement and to the extent available to LICENSEE, LICENSEE shall report the name and address of the End User of the Application for all ***

B.                                     ***

C.                                     Use of Certain Traffic Codes in Western Europe.

1.                                       General Restrictions Applicable to Traffic Codes.  LICENSEE acknowledges and agrees that in certain countries of the Licensed Territory (of Western Europe), LICENSEE will need to obtain rights directly from third party RDS-TMC code providers to receive and use the Traffic Codes in the NAVTEQ Data and to deliver to End-Users Transactions in any way derived from or based on such Traffic Codes.  For such countries, NT shall deliver the NAVTEQ Data incorporating Traffic Codes to LICENSEE only after receiving certification from LICENSEE of its having obtained such rights.

2.                                       Display of Third Party Rights Legend for Belgium.  LICENSEE shall, for each Transaction that uses Traffic Codes for Belgium, provide the following notice to the End-User:  “Traffic

*** indicates redacted text

Exhibit 10.32(l)

NT CONFIDENTIAL

Information is provided by the Ministerie van de Vlaamse Gemeenschap and the Ministère de l’Equipement et des Transports.”

D.                                    Additional Packaging Requirements. ***

E.                                      Use of LICENSEE Marks.  NT may display LICENSEE’s trade name, trademark(s), logo(s), and company and product descriptions and similar information and designations (collectively “LICENSEE Marks”), relating to Applications licensed hereunder which use the NAVTEQ Data, on web pages, in advertisements, brochures, exhibits and other marketing and promotional material of NT (collectively “NT Collateral”).  During the term of this Agreement, LICENSEE grants NT a non-exclusive, non-transferable, non-sublicensable right to use LICENSEE Marks as permitted in the preceding sentence.  Nothing stated herein shall constitute a grant or other transfer to NT of any right, title or interest in LICENSEE Marks.  Upon termination or expiration of this Agreement for any reason, NT shall immediately cease all use of LICENSEE Marks.

F.                                      ***

*** indicates redacted text

Exhibit 10.32(l)

NT CONFIDENTIAL

G.                                     ***

H.                                    Sales Forecast.***                                                 ***

I.                                         ***

J.                                        ***

K.                                    ***

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Exhibit 10.32(l)

NT CONFIDENTIAL

NAVTEQ NORTH AMERICA., LLC		GARMIN CORPORATION

By:	/s/ Lawrence M. Kaplan	By:	/s/ Min H. Kao

Name:	Lawrence M. Kaplan	Name:	Min H. Kao

Title:	SVP and General Counsel	Title:	President

Date:	1-30-07	Date:	Jan. 26, 2007

NAVTEQ EUROPE B.V.		GARMIN INTERNATIONAL, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Min H. Kao

Name:	Lawrence M. Kaplan	Name:	Min H. Kao

Title:	SVP and General Counsel	Title:	President

Date:	1-30-07	Date:	Jan. 26, 2007

Exhibit 10.32(l)

NT CONFIDENTIAL

EXHIBIT A

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(l)

NT CONFIDENTIAL

EXHIBIT B

APPLICATION

Subject to the restrictions below, ***” means any of the following Applications:

***

Definitions:

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Exhibit 10.32(l)

NT CONFIDENTIAL

***

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Exhibit 10.32(l)

NT CONFIDENTIAL

***

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Exhibit 10.32(l)

NT CONFIDENTIAL

***

Restrictions

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Exhibit 10.32(l)

NT CONFIDENTIAL

EXHIBIT C
LICENSE FEES

*** The license fees for each Copy/Electronic File (the “Per Copy License Fee”) for *** Applications is the applicable base license fee for each Copy/Electronic File as determined from the applicable table ***

***

A.           ***

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(l)

NT CONFIDENTIAL

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IIII.     Due Dates.  Notwithstanding anything to the contrary in this Agreement, license fees for each Copy and Electronic File shall be due on the last day of the calendar month following the month in which the Copy or Electronic File was initially distributed or upgraded for use with a licensed Application. LICENSEE shall pay an initial license fee for each

***

*** indicates redacted text

Exhibit 10.32(l)

NT CONFIDENTIAL

LICENSEE shall provide License Fee reports to NT reflecting Copies and Electronic Files distributed in LICENSEE’s prior fiscal month by the 10th day of each calendar month.  Each year, LICENSEE shall provide NT with a listing of the dates in each fiscal period.  Also, upon reasonable notice, no more than once per calendar quarter, LICENSEE shall provide to NT a second License Fee report to reconcile the difference between the actual calendar and LICENSEE’s fiscal calendar.

Exhibit 10.32(l)

NT CONFIDENTIAL

EXHIBIT D
END-USER TERMS

The data (“Data”) is provided for your personal, internal use only and not for resale.  It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [LICENSEE] (“[LICENSEE]”) and its licensors (including their licensors and suppliers) on the other hand.

© 200X NAVTEQ [Insert any applicable copyright notices as required for the country-specific Data being used].  All rights reserved.

The Data for areas of Canada includes information taken with permission from Canadian authorities, including: © Her Majesty the Queen in Right of Canada, © Queen’s Printer for Ontario, © Canada Post Corporation, GeoBase®

NAVTEQ holds a non-exclusive license from the United States Postal Service® to publish and sell ZIP+4® information.

©United States Postal Service® 200X.  Prices are not established, controlled or approved by the United States Postal Service®.  The following trademarks and registrations are owned by the USPS:  United States Postal Service, USPS, and ZIP+4.

TERMS AND CONDITIONS

You agree to use this Data together with [insert name of LICENSEE’s authorized Application] for solely personal use, or, if applicable, for use in your business’ internal operations, and not for service bureau, time-sharing or other similar purposes.  Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary for your use to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way.  You agree not to otherwise reproduce copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.  Multi-disc sets may only be transferred or sold as a complete set as provided by [LICENSEE] and not as a subset thereof.

Restrictions.  Except where you have been specifically licensed to do so by [LICENSEE], and without limiting the preceding paragraph, you may not use this Data with any products, systems, or applications installed or otherwise connected to or in communication with vehicles and which are capable of dispatch, fleet management or similar applications where the Data is used by a central control center in dispatching a fleet of vehicles.

Warning. The Data may contain inaccurate or incomplete information due to the passage of time, changing circumstances, sources used and the nature of collecting comprehensive geographic data, any of which may lead to incorrect results.

No Warranty.  This Data is provided to you “as is,” and you agree to use it at your own risk.  [LICENSEE] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.

Disclaimer of Warranty: [LICENSEE] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.  Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability:  [LICENSEE] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [LICENSEE] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

Export Control.  You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.

Entire Agreement.  These terms and conditions constitute the entire agreement between [LICENSEE] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.

Governing Law.  The above terms and conditions shall be governed by the laws of the State of Illinois [insert “Netherlands” where European NAVTEQ Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for

Exhibit 10.32(l)

NT CONFIDENTIAL

Contracts for the International Sale of Goods, which is explicitly excluded.  You agree to submit to the jurisdiction of the State of Illinois [insert “The Netherlands” where European NAVTEQ Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

Government End Users.  If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, the Data is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with the End-User Terms under which this Data was provided, and each copy of the Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:

NOTICE OF USE

CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME:  NAVTEQ

CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS: 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654

This Data is a commercial item as defined in FAR 2.101 and is subject to the End-User Terms under which this Data was provided.

© 2006 NAVTEQ – All rights reserved.

If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify NAVTEQ prior to seeking additional or alternative rights in the Data.

Exhibit 10.32(l)

NT CONFIDENTIAL

EXHIBIT E

LICENSE FEE REPORT

[TO BE INSERTED]

Exhibit 10.32(l)

NT CONFIDENTIAL

EXHIBIT F

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(l)

NT CONFIDENTIAL

EXHIBIT G

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(l)

NT CONFIDENTIAL

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Exhibit 10.32(m)

AMENDED AND RESTATED TERRITORY LICENSE NO.  11

Quick Reference Title:	***

Pursuant to the Data License Agreement between NT and Client dated as of the Effective Date identified therein and reiterated below (“Agreement”), NT and Client hereby agree to the following additional terms and conditions which, upon the execution of this Amended and Restated Territory License No. 11, shall replace and supersede Territory License No. 11 dated as of June 1, 2005. Capitalized terms not otherwise defined in the Agreement or within the body of this TL (including any exhibits or attachments hereto) shall have the meanings set forth in Exhibit B hereto.

Client:	Garmin Corporation and Garmin International Incorporated
Effective Date of Agreement:	July 1, 1999
Effective Date of Territory License:	Date of Last Signature Below

I. Territory License Term

The term of this TL shall commence on the Effective Date of this TL and continue until December 31, 2009, unless terminated as provided in the Agreement (“TL Term”).

Both parties have executed this Agreement by their duly authorized officers as of the Effective Date.

NAVTEQ NORTH AMERICA, LLC.	GARMIN CORPORATION
11 By: /s/ Lawrence M. Kaplan	By: /s/ Clifton A. Pemble
Name: Lawrence M. Kaplan	Name: Clifton A. Pemble
Title: Senior VP, General Counsel & Secretary	Title: Director
Date: 7/2/07	Date: 6/14/2007

NAVTEQ EUROPE B.V.	GARMIN INTERNATIONAL INCORPORATED
By: /s/ Lawrence M. Kaplan	By: /s/ Clifton A. Pemble
Name: Lawrence M. Kaplan	Name: Clifton A. Pemble
Title: SVP and General Counsel	Title: Director
Date: 7/2/07	Date: 6/14/2007

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1

II.                                     Territory (check applicable geographic areas; each is a separate “Territory”).

***

* Data for Moldova may not be distributed to End-Users in Moldova and Data for Ukraine may not be distributed in Ukraine.  Client agrees that it shall not export Copies of the Data for Moldova or Ukraine into each such country.

III.                                 Data Content & Quality.

Standard Data.  The Data for US/Canada and Europe is NAVTEQ Standard Data, plus the Additional Content listed in Exhibit F.  Standard Data shall mean the features and attributes specified in ***.  Standard Data shall further include additional content generally released by NT from time to time for which NT does not charge, in its sole discretion, additional license fees (“Add-Ons”); NT shall be under no obligation to release such additional content. *** Data for certain countries or areas of a Territory may not be completed and/or may not be produced within the TL Term, and will only be available hereunder upon general release by NT following completion.

IV.           Application.

Permitted Applications, as further described in Exhibit A.

V.                                     Licensed Use.  Use of the Data is limited to:

A.           ***

B.             ***

C.             ***

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VI.                                 Fees to NT.

A.           License Fees.   License fee amounts are determined on a *** basis and are as set forth in Exhibit A hereto (“License Fees”).

B.             License Fee Reports & Due Dates.  Client shall provide License Fee reports to NT reflecting Transactions and Subscriptions provided in Client’s prior fiscal month by the 10th day of each calendar month.  Each year, Client shall provide NT with a listing of the dates in each fiscal period.  Also, upon reasonable notice, no more than once per calendar quarter, Client shall provide to NT a second License Fee report to reconcile the difference between the actual calendar and Client’s fiscal calendar.  Following receipt of each such report, NT shall invoice Client for the amounts due.  License Fees shall be due and paid by the 30th day following the date of the invoice from NT unless the License Fee report was not received by NT within the due dates specified above in which case the License Fees shall be due and paid by the 30th day following the due date of the License Fee Report.

VII.          ***

A.           ***

***

VIII.                         Currency.  U.S. Dollars.   Client shall convert non-US Dollar license fees as identified herein into US Dollars by using the Federal Reserve Statistical Release Foreign Exchange Rates (http://www.federalreserve.gov/releases/h10/Hist/ dat00_eu.htm).  The conversion rate to be used is the conversion rate listed for the last day of the reporting period specified in this TL.  Client shall include its currency conversion calculations in each License Fee Report.

IX.                                End-User Terms.  Attached as Exhibit C.  In all instances where the Application uses, accesses, reflects or relies upon any portion of the Data to deliver information to End-Users, Client shall provide End-Users with instructions for accessing the End-User Terms and shall provide conspicuous notice to End-Users prior to their initial use of, or access to, any portion of the Data that their use thereof is subject to the End-User Terms.

X.                                    Additional Provisions.

A.           POI Usage (US/Canada).  The Data may include POIs for the Territory of US/Canada that NT licenses from a third party.  To assist NT in determining royalties that may be due to such third party, Client, upon NT’s reasonable request, will fill out and submit to NT a POI Usage Form (in the form of Exhibit D) indicating whether Client is using the POIs in the Data that Client is using in the Application, and will notify NT of any subsequent change in such POI usage.

B.             NT Marks & Legends.  For  purposes of this TL, Client’s obligations under the Agreement to display NT Marks & Legends shall be satisfied as follows:

1.               Marks:  displaying the NAVTEQ ON BOARD logo on or immediately adjacent to each display of a Transaction or upon launch of the Permitted Application on the End-User’s Device; and

2.               Legends:  displaying the applicable NT copyright notice (as specified in the NT Identity Guidelines) and third party copyright and similar notices and legends (as specified in Section 11.5 of the Agreement, the NT Identity Guidelines and/or otherwise by NT) on or immediately adjacent to each display of a Transaction or upon launch of the Permitted Application on the End-User’s Device.

C.             Restrictions Against Sales Lead.  NT licenses POIs for US/Canada from a third party supplier.  Based on restrictions imposed on NT by such supplier:  POIs included in the Data for US/Canada may not be used to generate sales lead information in the form of ASCII or other text-formatted lists of category-specific business listings which (i) include complete mailing address for each business, and (ii) contain a substantial portion of such listings for a particular county, city, state, or zip code region; provided, however, that the foregoing restriction shall not include any application where mailing address or phone numbers are provided in a bit map graphical image

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3

or in another non-text format.

D.            ***

E.              Use of Certain Traffic Codes in Europe.

1.               General Restrictions Applicable to Traffic Codes.  LICENSEE acknowledges and agrees that in certain countries of the Territory (of Europe), LICENSEE will need to obtain rights directly from third party RDS-TMC code providers to receive and use the Traffic Codes in the Data and to deliver to End-Users Transactions in any way derived from or based on such Traffic Codes.  For such countries, NT shall deliver the Data incorporating Traffic Codes to LICENSEE only after receiving certification from LICENSEE of its having obtained such rights.

2.               Display of Third Party Rights Legends for Belgium.  LICENSEE shall, for each Transaction that uses Traffic Codes for Belgium, provide the following notice to the End-User:  “Traffic Information is provided by the Ministerie van de Vlaamse Gemeenschap and the Ministère de l’Equipement et des Transports.”

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EXHIBIT A

APPLICATION & LICENSE FEES

I.                 Permitted Applications.   Permitted Applications shall consist solely of the following, each as further defined below:

***

Subject to the Data Access Restrictions and all other restrictions set forth in the Agreement, the Permitted Applications shall not include Excluded Applications and, to the extent that Client has another Territory License under which Client is licensed for Applications (“Other Applications”) that would otherwise fall within the definition of Permitted Applications under this Territory License, such Other Applications shall be excluded from the license granted under this Territory License.

II.             License Fees.  License Fees for each Territory of Data are as set forth below in the applicable License Fee table ***

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5

*
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Table 1

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Table 2

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Table 3

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Table 4

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EXHIBIT B DEFINITIONS

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EXHIBIT C

END-USER TERMS

The data (“Data”) is provided for your personal, internal use only and not for resale.  It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [CLIENT] (“[CLIENT]”) and its licensors (including their licensors and suppliers) on the other hand.

© 200X NAVTEQ [Insert any applicable copyright notices as required for the country-specific Data being used].  All rights reserved.

The Data for areas of Canada includes information taken with permission from Canadian authorities, including: © Her Majesty the Queen in Right of Canada, © Queen’s Printer for Ontario, © Canada Post Corporation, GeoBase ®

NAVTEQ holds a non-exclusive license from the United States Postal Service® to publish and sell ZIP+4® information.

©United States Postal Service® 200X.  Prices are not established, controlled or approved by the United States Postal Service®.  The following trademarks and registrations are owned by the USPS:  United States Postal Service, USPS, and ZIP+4.

Terms and Conditions

Personal Use Only.  You agree to use this Data together with [insert name of CLIENT’s authorized Application] for solely personal use, or if applicable, for use in your business’s internal operations, and not for service bureau, time-sharing or other similar purposes.  Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary for your personal use to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way.  You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.

Restrictions.  Except where you have been specifically licensed to do so by [CLIENT], and without limiting the preceding paragraph, you may not use this Data with any products, systems, or applications installed or otherwise connected to or in communication with vehicles, and which are capable of vehicle navigation, positioning, dispatch, real time route guidance, fleet management or similar applications where the Data is used by a central control center in dispatching a fleet of vehicles.

Warning. The Data may contain inaccurate or incomplete information due to the passage of time, changing circumstances, sources used and the nature of collecting comprehensive geographic data, any of which may lead to incorrect results.

No Warranty.  This Data is provided to you “as is,” and you agree to use it at your own risk.  [CLIENT] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.

Disclaimer of Warranty: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.  Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability:  [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [CLIENT] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

Export Control.  You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.

Entire Agreement.  These terms and conditions constitute the entire agreement between [CLIENT] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.

Governing Law.  The above terms and conditions shall be governed by the laws of the State of Illinois [insert “Netherlands” where European NAVTEQ Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of

15

Goods, which is explicitly excluded.  You agree to submit to the jurisdiction of the State of Illinois [insert “The Netherlands” where European NAVTEQ Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

Government End Users.  If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, this Data is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with these End-User Terms, and each copy of Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:

NOTICE OF USE

CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME:  NAVTEQ

CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS: 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654

This Data is a commercial item as defined in FAR 2.101 and is subject to these End-User Terms under which this Data was provided.

© 200X NAVTEQ – All rights reserved.

If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify NAVTEQ prior to seeking additional or alternative rights in the Data.

16

EXHIBIT D

POI USAGE FORM (US/Canada)

***

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17

EXHIBIT E

***

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***	***
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20

EXHIBIT F ADDITIONAL CONTENT

The Data shall include the following Additional Content, which Additional Content shall be subject to the terms and conditions and pricing as provided in a schedule attached hereto  for each applicable category of Additional Content (each an “Additional Content Schedule”).***

***

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21

ADDITIONAL CONTENT SCHEDULE

VOICE PHONEMES

1.               Definition

***

2.               Additional Provisions

***

***   License Fees.  The license fees set forth below apply for***

Table 1 – LICENSE FEES – ***

US/Canada, Mexico Territories

***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	`	***	***	***	***	***
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***

Table 2 – LICENSE FEES – ***

Europe Territory

***
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22

ADDITIONAL CONTENT SCHEDULE EXTENDED LISTING POIs

1.     Definition

***

2.     Additional Provisions

***

***

3.               License Fees.  The following license fees***

Table 1 – LICENSE FEES – ***

***

***

*** indicates redacted text

23

ADDITIONAL CONTENT SCHEDULE SPEED LIMITS BUNDLE

1.     Definition

***

2.     Additional Provisions

***

***      License Fees.  The license fees set forth below apply ***

TABLE 1 – LICENSE FEES – ***

US/Canada Territory

***

***
***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***
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***	***	***	***	***	***	***	***	***	***
***	***	***	***	***	***	***	***	***	***

Speed Limits FC 1-4 Bundle

***
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TABLE 2 – LICENSE FEES – ***

Europe Territory

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25

ADDITIONAL CONTENT SCHEDULE 2D LANDMARK FOOTPRINT

1.               Definition

***

2.               Additional Provisions

***

3.               License Fees.  The following license fees ***

TABLE 1 – LICENSE FEES – ***

US/Canada Territory

***
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Table 2 – LICENSE FEES – ***

Europe Territory

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26

ADDITIONAL CONTENT SCHEDULE ENHANCED 2D LANDMARK FOOTPRINT

1.               Definition

***

2.               Additional Provisions

***

3.               License Fees.  The following license fees apply ***

TABLE 1 – LICENSE FEES – ***

US/Canada Territory

***
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Table 2 – LICENSE FEES – ***

Europe Territory

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27

ADDITIONAL CONTENT SCHEDULE ENHANCED LANE GUIDANCE

1.               Definition.  *** consists of the following bundles:

***

2.               Additional Provisions

***

***.                                                License Fees.  The license fees set forth below apply ***

TABLE 1 – LICENSE FEES – ***

US/Canada Territory

***

***
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***

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29

Table 2 – LICENSE FEES – *** – Europe Territory

***

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30

Exhibit 10.32(n)

NT CONFIDENTIAL

Schedule

TERRITORY LICENSE NO. 15

Quick Reference Title:                     ***

Pursuant to ARTICLE 4 of the Data License Agreement between NT and LICENSEE dated as of the Effective Date identified therein and reiterated below (“Agreement”), NT (acting also on behalf of its subsidiaries NAVTEQ B.V. and Picture Map International Co, Ltd., collectively “NT”) and LICENSEE hereby agree to the following additional terms and conditions which, upon the execution of this Schedule, shall become a Territory License under the Agreement

I.                                         Parties & Term.

LICENSEE:	GARMIN CORPORATION and GARMIN INTERNATIONAL, INC.
Effective Date of Agreement:	July 1, 1999
Effective Date of Territory License:	January 1, 2007
Expiration Date of Territory License:	Three years following Effective Date

II.                                     Licensed Territory (check applicable geographic area).

☒           ***

III.	Licensed NAVTEQ Data.	Detailed City/Inter-Town Data

A.                                   Content:   Detailed City/Inter-Town Data.  Subject to ARTICLE 7 of the Agreement, the NAVTEQ Data licensed hereunder is the geographic data for the Licensed Territory developed and generally released by NT for use in the type of Application(s) authorized hereunder.  LICENSEE acknowledges that the NAVTEQ Data corresponding to certain portions of the Licensed Territory may not be completed and/or may not be produced during the term of this Agreement or ever and will only be available to LICENSEE as otherwise provided in this Agreement upon general release after completion. *** NAVTEQ Data licensed under this Territory License shall be delivered only upon LICENSEE’s written request and LICENSEE shall make such request only if it has a definitive intent to use such NAVTEQ Data in its Application. ***

B.                                     Form of Delivery:  The NAVTEQ Data delivered by NT to LICENSEE hereunder shall be separated into files corresponding to either NT’s then-existing standard data coverage areas (“DCAs”) pertaining to the Licensed Territory or such other geographic coverage areas pertaining to the Licensed Territory as NT in its sole discretion may make available to LICENSEE for the licensed NAVTEQ Data.  NT reserves the right to change the geographic areas contained in the DCAs, and the number of such DCAs, at any time.  In the event that any such deliveries include NAVTEQ Data for geographic areas outside of the Licensed Territory (“Unlicensed Data”), LICENSEE shall refrain from using and/or distributing such Unlicensed Data and any information based on or derived there from.

IV.                                 Application. ***, as defined in Exhibit A hereto.

V.                                     Use Rights:  Pursuant to Section 4.1 of the Agreement, LICENSEE’s Use Rights are limited to:

A.            ***

*** indicates redacted text

1

B.            ***

C.                                     *** LICENSEE shall be fully responsible for compliance by Distributors and OEMs with the terms and conditions of this Agreement; and

D.            ***

E.             ***

F.             ***

G.                                     Data for the Republic of Korea.  LICENSEE may not export or in any way transfer the Data for the Republic of Korea (South Korea) outside of the Republic of Korea (South Korea)

VI.                                 License Fees to NT.  LICENSEE shall pay NT license fees in the amounts and on the due dates set forth in Exhibit B hereto.

VII.                             Price Index Pursuant to Section 5.6 of Agreement:  None.

VIII.        ***

IX.                                [RESERVED]

X.                                    Currency.  U.S. Dollars.

XI.                                End-User Terms.  Attached as Exhibit C.

XII.                            Special Provisions.

A.                                   Termination of Territory Licenses.  Upon the Effective Date of this Territory License No. 15, Territory License Nos. 9, 10, 12, 13 and 14 shall terminate.

B.            ***

C.                                     Reporting.  The License Fee Report required under the Agreement shall set forth the license fees and other charges due and the basis of calculation thereof and such other information NT may reasonably request, including such information as NT minimally requires to support its obligations to report and pay royalties to its third party data suppliers.

D.            Additional Packaging Requirements. ***

*** indicates redacted text

2

E.                                      Use of LICENSEE Marks.  NT may display LICENSEE’s trade name, trademark(s), logo(s), and company and product descriptions and similar information and designations (collectively “LICENSEE Marks”), relating to Applications licensed hereunder which use the NAVTEQ Data, on web pages, in advertisements, brochures, exhibits and other marketing and promotional material of NT (collectively “NT Collateral”).  During the term of this Agreement, LICENSEE grants NT a non-exclusive, non-transferable, non-sublicensable right to use LICENSEE Marks as permitted in the preceding sentence.  Nothing stated herein shall constitute a grant or other transfer to NT of any right, title or interest in LICENSEE Marks.  Upon termination or expiration of this Agreement for any reason, NT shall immediately cease all use of LICENSEE Marks.

F.             ***

G.            ***

*** indicates redacted text

3

***

NAVTEQ NORTH AMERICA, LLC		GARMIN CORPORATION

By:	/s/ Lawrence M. Kaplan	By:	/s/ Min H. Kao
Name:	Lawrence M. Kaplan	Name:	Min H. Kao
Title:	SVP and General Counsel	Title:	President
Date:	1-30-07	Date:	Jan. 26, 2007

NAVTEQ EUROPE B.V.		GARMIN INTERNATIONAL, INC.

By:	/s/ Lawrence M. Kaplan	By:	/s/ Min H. Kao
Name:	Lawrence M. Kaplan	Name:	Min H. Kao
Title:	SVP and General Counsel	Title:	President
Date:	1-30-07	Date:	Jan. 26, 2007

PICTURE MAP INTERNATIONAL CO., LTD

By:	/s/ Lawrence M. Kaplan
Name:	Lawrence M. Kaplan
Title:	SVP and General Counsel
Date:	1-30-07

*** indicates redacted text

4

EXHIBIT A

APPLICATION

Subject to the restrictions below, *** means any of the following Applications:

***

Definitions:

***

*** indicates redacted text

5

***

*** indicates redacted text

6

***

Restrictions

***

*** indicates redacted text

7

EXHIBIT B

LICENSE FEES

I.                                         License Fees.

The applicable *** License Fees hereunder shall be as set forth in the following table and include ***  NT shall provide the amount of the surcharge upon request from LICENSEE.

***

***	***	***
***	***	***
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***	***	***

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8

***

	***	***	***
***	***	***	***

***

III.                                 Due Dates.  Notwithstanding anything to the contrary in this Agreement, license fees for each Copy and Electronic File shall be due on the last day of the calendar month following the month in which the Copy or Electronic File was initially distributed or upgraded for use with a licensed Application.

LICENSEE shall provide License Fee reports to NT reflecting Copies and Electronic Files distributed in LICENSEE’s prior fiscal month by the 10th day of each calendar month.  Each year, LICENSEE shall provide NT with a listing of the dates in each fiscal period.  Also, upon reasonable notice, no more than once per calendar quarter, LICENSEE shall provide to NT a second License Fee report to reconcile the difference between the actual calendar and LICENSEE’s fiscal calendar.

*** indicates redacted text

9

EXHIBIT C

END-USER TERMS

The data (“Data”) is provided for your personal, internal use only and not for resale.  It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [LICENSEE] (“[LICENSEE]”) and its licensors (including their licensors and suppliers) on the other hand.

© 200X NAVTEQ.  All rights reserved.

© 200X Picture Map International, Co., Ltd.  All rights reserved (Include if Copy or Electronic File contains Data for the Republic of Korea)

TERMS AND CONDITIONS

You agree to use this Data together with [insert name of LICENSEE’s authorized Application] for solely personal use, or, if applicable, for use in your business’ internal operations, and not for service bureau, time-sharing, resale or other similar purposes.  Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary for your use to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way.  You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.

Restrictions.  Except where you have been specifically licensed to do so by [LICENSEE], and without limiting the preceding paragraph, you may not use this Data with any products, systems, or applications installed or otherwise connected to or in communication with vehicles and which are capable of dispatch, fleet management or similar applications where the Data is used by a central control center in dispatching a fleet of vehicles..

No Warranty.  This Data is provided to you “as is,” and you agree to use it at your own risk.  [LICENSEE] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.

Disclaimer of Warranty: [LICENSEE] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.  Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability:  [LICENSEE] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [LICENSEE] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

Disclaimer of Endorsement: Reference to any products, services, processes, hypertext links to third parties or other Data by trade name, trademark, manufacturer, supplier or otherwise does not necessarily constitute or imply its endorsement, sponsorship or recommendation by [LICENSEE] or its licensors.  Product and service information are the sole responsibility of each individual vendor.  The NAVTEQ name and logo, the NAVTEQ and NAVTEQ ON BOARD trademarks and logos, and other trademarks and trade names owned by NAVTEQ North America, LLC  may not be used in any commercial manner without the prior written consent of NAVTEQ.

Export Control.  You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.

Indemnity.  You agree to indemnify, defend and hold [LICENSEE] and its licensors (including their respective licensors, suppliers, assignees, subsidiaries, affiliated companies, and the respective officers, directors, employees, shareholders, agents and representatives of each of them) free and harmless from and against any liability, loss, injury (including injuries resulting in death), demand, action, cost, expense, or claim of any kind or character, including but not limited to attorney’s fees, arising out of or in connection with any use or possession by you of this Data.

Entire Agreement.  These terms and conditions constitute the entire agreement between [LICENSEE] (and its licensors, including their

10

licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.

Governing Law.  The above terms and conditions shall be governed by the laws of the State of Illinois, without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded.  You agree to submit to the jurisdiction of the State of Illinois for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

Government End Users.  If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, [insert “NAVTEQ Data” or such other name that Client uses specifically to refer to NAVTEQ Data] (hereinafter “Data”) is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with [insert the name of the terms/conditions in which this notice is included], and each copy of Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:

NOTICE OF USE

CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME:  NAVTEQ

CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS: 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654

These [insert “NAVTEQ Data” or such other name that Client uses specifically to refer to NAVTEQ Data] are commercial items as defined in FAR 2.101 and are subject to [insert the name of the terms/conditions in which this notice is included] under which this data was provided.

© 2006 NAVTEQ – All rights reserved.

If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify NAVTEQ prior to seeking additional or alternative rights in the Data.

11

Exhibit D

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Exhibit E

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Exhibit 10.32(o)

TERRITORY LICENSE NO. 16

Quick Reference Title:	***

Pursuant to the Data License Agreement between NT and Client dated as of the Effective Date identified therein and reiterated below (“Agreement”), NT and Client hereby agree to the following additional terms and conditions. Capitalized terms not otherwise defined in the Agreement or within the body of this TL (including any exhibits or attachments hereto) shall have the meanings set forth in Exhibit B hereto.

Client:	Garmin Corporation and Garmin International, Inc.

Effective Date of Agreement:	July 1, 1999

Effective Date of Territory License:	Date of last signature below

I. Territory License Term

The term of this TL shall commence on the Effective Date of this TL and continue until December 31, 2009 (“Expiration Date”), unless terminated as provided in the Agreement (“TL Term”); provided, however, that the TL Term shall extend for such period of time (“Update Term”) necessary for Client to fulfill its obligations to deliver Update Copies pursuant to any Multiple Update Subscriptions sold by Client prior to the Expiration Date (see Exhibit C)). Within thirty (30) days following such Expiration Date, Client shall notify NT in writing of the end date of any such Update Term and the number of Update Copies to be distributed in each annual period of such Update Term.

Both parties have executed this Agreement by their duly authorized officers as of the Effective Date.

NAVTEQ NORTH AMERICA, LLC	GARMIN CORPORATION

By: /s/ Lawrence M. Kaplan	By: /s/ Clifton A. Pemble

Name: Lawrence M. Kaplan	Name: Clifton A. Pemble

Title: Senior VP, General Counsel & Secretary	Title: Director

Date: 5/25/07	Date: 5/21/07

NAVTEQ EUROPE B.V.	GARMIN INTERNATIONAL, INC.

By: /s/ Lawrence M. Kaplan	By: /s/ Clifton A. Pemble

Name: Lawrence M. Kaplan	Name: Clifton A. Pemble

Title: Senior VP, General Counsel & Secretary	Title: Director

Date: 5/25/07	Date: 5/21/07

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TERMS AND CONDITIONS

II.                                     Territory (check applicable geographic areas; each is a separate “Territory” or “Licensed Territory”).

***

*Data for Moldova may not be distributed to End-Users in Moldova and Data for Ukraine may not be distributed in Ukraine.  Client agrees that it shall not export Copies of the Data for Moldova or Ukraine into each such country.

III. Licensed NAVTEQ Data. ***

A.           Content:   Detailed City/Inter-Town Data.  Subject to ARTICLE 7 of the Agreement, the NAVTEQ Data licensed hereunder is the geographic data for the Licensed Territory developed and generally released by NT for use in the type of Application(s) authorized in Section IV.  Client acknowledges that the NAVTEQ Data corresponding to certain portions of the Licensed Territory may not be completed and/or may not be produced during the term of this Agreement or ever and will only be available to Client as otherwise provided in this Agreement upon general release after completion.

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B.             Form of Delivery:  The NAVTEQ Data delivered by NT to Client hereunder shall be separated into files corresponding to either NT’s then-existing standard data coverage areas (“DCAs”) pertaining to the Licensed Territory or such other geographic coverage areas pertaining to the Licensed Territory as NT in its sole discretion may make available to Client for the licensed NAVTEQ Data.  NT reserves the right to change the geographic areas contained in the DCAs, and the number of such DCAs, at any time.  In the event that any such deliveries include NAVTEQ Data for geographic areas outside of the Licensed Territory (“Unlicensed Data”), Client shall refrain from using and/or distributing such Unlicensed Data and any information based on or derived there from.

C.             Use of POIs:  Client shall identify in its License Fee reports to NT those Copies that contain any NT POIs ***

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2

D.            Quality:  Pursuant to Section 8.1 of the Agreement, the Detailed City Data portions of the NAVTEQ Data for the US/Canada and Europe Territories shall ***

IV. Application. ***

V.                                     Licensed Use.

A.           ***

B.             ***

C.             Data for the Republic of Korea.  Client may not export or in any way transfer the Data for the Republic of Korea (South Korea) outside of the Republic of Korea (South Korea).

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VI.                                 Fees to NT.

A.           License Fees.   License fee amounts are set forth in Exhibit C hereto.

B.             ***

C.             Price Index Pursuant to Section 5.6 of Agreement:  None

VII.                             Currency.  U.S. Dollars

VIII.                         End-User Terms.  Attached as Exhibit D.

IX.                                Additional Provisions.

A.           Reporting.  The License Fee Report required under Section 5.8 of the Agreement shall be in the form of, and contain the information specified in, Exhibit E attached hereto; provided, however, that, notwithstanding anything to the contrary in this Territory License or the Agreement and to the extent available to Client, Client shall report the name and address of the End User of the Application for all ***

B.             Use of Certain Traffic Codes in Europe.

1.

General Restrictions Applicable to Traffic Codes. Client acknowledges and agrees that in certain countries of the Territory of Europe, Client will need to obtain rights directly from third party RDS-TMC code providers to receive and use the Traffic Codes in the Data and to deliver to End-Users Transactions in any way derived from or based on such Traffic Codes. For such countries, NT shall deliver the Data incorporating Traffic Codes to Client only after receiving certification from Client of its having obtained such rights.

2.

Display of Third Party Rights Legends for Belgium. Client shall, for each Transaction that uses Traffic Codes for Belgium, provide the following notice to the End-User: “Traffic Information is provided by the Ministerie van de Vlaamse Gemeenschap and the Ministère de l’Equipement et des Transports.”

C.             Additional Requirements.  ***

D.            Use of Client Marks.  NT may display Client’s trade name, trademark(s), logo(s), and company and product descriptions and similar information and designations (collectively “Client Marks”), relating to Applications licensed hereunder which use the NAVTEQ Data, on web pages, in advertisements, brochures, exhibits and other marketing and promotional material of NT (collectively “NT Collateral”).  During the term of this Agreement, Client grants NT a non-exclusive, non-transferable, non-sublicensable right to use Client Marks as permitted in the preceding sentence.  Nothing stated herein shall constitute a grant or other transfer to NT of any right, title or interest in Client Marks.  Upon termination or expiration of this Agreement for any reason, NT shall immediately cease all use of Client Marks.

E.              ***

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F.              ***

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EXHIBIT A

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EXHIBIT B

DEFINITIONS

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EXHIBIT C

APPLICATION & LICENSE FEES

I.                                         Application.  Subject to all restrictions set forth in the Agreement, the *** means any of the following Applications:

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Restrictions

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II.                                     License Fees.  The license fees for each Copy for *** Applications (the “Per Copy License Fee”) is the applicable ***

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Table 1

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Table 2

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Table 3

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III.                                 Due Dates.  Notwithstanding anything to the contrary in this Agreement, license fees for each Copy shall be due on the last day of the calendar month following the month in which the Copy was initially distributed or upgraded for use with a licensed Application. Client shall pay ***

Client shall provide License Fee reports to NT reflecting Copies distributed in Client’s prior fiscal month by the 10th day of each calendar month.  Each year, Client shall provide NT with a listing of the dates in each fiscal period.  Also, upon reasonable notice, no more than once per calendar quarter, Client shall provide to NT a second License Fee report to reconcile the difference between the actual calendar and Client’s fiscal calendar.

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EXHIBIT D

END-USER TERMS

The data (“Data”) is provided for your personal, internal use only and not for resale.  It is protected by copyright, and is subject to the following terms and conditions which are agreed to by you, on the one hand, and [CLIENT] (“[CLIENT]”) and its licensors (including their licensors and suppliers) on the other hand.

© 200X NAVTEQ [Insert any applicable copyright notices as required for the country-specific Data being used].  All rights reserved.

The Data for areas of Canada includes information taken with permission from Canadian authorities, including: © Her Majesty the Queen in Right of Canada, © Queen’s Printer for Ontario, © Canada Post Corporation, GeoBase®

NAVTEQ holds a non-exclusive license from the United States Postal Service® to publish and sell ZIP+4® information.

©United States Postal Service® 200X.  Prices are not established, controlled or approved by the United States Postal Service®.  The following trademarks and registrations are owned by the USPS:  United States Postal Service, USPS, and ZIP+4.

TERMS AND CONDITIONS

Personal Use Only.  You agree to use this Data together with [insert name of CLIENT’s authorized Application] for the solely personal use, or, if applicable, for use in your business’ internal operations, and not for service bureau, time-sharing or other similar purposes.  Accordingly, but subject to the restrictions set forth in the following paragraphs, you may copy this Data only as necessary for your use to (i) view it, and (ii) save it, provided that you do not remove any copyright notices that appear and do not modify the Data in any way.  You agree not to otherwise reproduce, copy, modify, decompile, disassemble or reverse engineer any portion of this Data, and may not transfer or distribute it in any form, for any purpose, except to the extent permitted by mandatory laws.  Multi-disc sets may only be transferred or sold as a complete set as provided by [CLIENT] and not as a subset thereof.

Restrictions.  Except where you have been specifically licensed to do so by [CLIENT], and without limiting the preceding paragraph, you may not use this Data with any products, systems, or applications installed or otherwise connected to or in communication with vehicles, and which are capable of vehicle navigation, positioning, dispatch, real time route guidance, fleet management or similar applications where the Data is used by a central control center in dispatching a fleet of vehicles..

Warning. The Data may contain inaccurate or incomplete information due to the passage of time, changing circumstances, sources used and the nature of collecting comprehensive geographic data, any of which may lead to incorrect results.

No Warranty.  This Data is provided to you “as is,” and you agree to use it at your own risk.  [CLIENT] and its licensors (and their licensors and suppliers) make no guarantees, representations or warranties of any kind, express or implied, arising by law or otherwise, including but not limited to, content, quality, accuracy, completeness, effectiveness, reliability, fitness for a particular purpose, usefulness, use or results to be obtained from this Data, or that the Data or server will be uninterrupted or error-free.

Disclaimer of Warranty: [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) DISCLAIM ANY WARRANTIES, EXPRESS OR IMPLIED, OF QUALITY, PERFORMANCE, MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE OR NON-INFRINGEMENT.  Some States, Territories and Countries do not allow certain warranty exclusions, so to that extent the above exclusion may not apply to you.

Disclaimer of Liability:  [CLIENT] AND ITS LICENSORS (INCLUDING THEIR LICENSORS AND SUPPLIERS) SHALL NOT BE LIABLE TO YOU: IN RESPECT OF ANY CLAIM, DEMAND OR ACTION, IRRESPECTIVE OF THE NATURE OF THE CAUSE OF THE CLAIM, DEMAND OR ACTION ALLEGING ANY LOSS, INJURY OR DAMAGES, DIRECT OR INDIRECT, WHICH MAY RESULT FROM THE USE OR POSSESSION OF THE INFORMATION; OR FOR ANY LOSS OF PROFIT, REVENUE, CONTRACTS OR SAVINGS, OR ANY OTHER DIRECT, INDIRECT, INCIDENTAL, SPECIAL OR CONSEQUENTIAL DAMAGES ARISING OUT OF YOUR USE OF OR INABILITY TO USE THIS INFORMATION, ANY DEFECT IN THE INFORMATION, OR THE BREACH OF THESE TERMS OR CONDITIONS, WHETHER IN AN ACTION IN CONTRACT OR TORT OR BASED ON A WARRANTY, EVEN IF [CLIENT] OR ITS LICENSORS HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.  Some States, Territories and Countries do not allow certain liability exclusions or damages limitations, so to that extent the above may not apply to you.

Export Control.  You agree not to export from anywhere any part of the Data provided to you or any direct product thereof except in compliance with, and with all licenses and approvals required under, applicable export laws, rules and regulations.

Entire Agreement.  These terms and conditions constitute the entire agreement between [CLIENT] (and its licensors, including their licensors and suppliers) and you pertaining to the subject matter hereof, and supersedes in their entirety any and all written or oral agreements previously existing between us with respect to such subject matter.

23

Governing Law.  The above terms and conditions shall be governed by the laws of the State of Illinois [insert “Netherlands” where European NAVTEQ Data is used], without giving effect to (i) its conflict of laws provisions, or (ii) the United Nations Convention for Contracts for the International Sale of Goods, which is explicitly excluded.  You agree to submit to the jurisdiction of the State of Illinois [insert “The Netherlands” where European NAVTEQ Data is used] for any and all disputes, claims and actions arising from or in connection with the Data provided to you hereunder.

Government End Users.  If the Data is being acquired by or on behalf of the United States government or any other entity seeking or applying rights similar to those customarily claimed by the United States government, the Data is a “commercial item” as that term is defined at 48 C.F.R. (“FAR”) 2.101, is licensed in accordance with the End-User Terms under which this Data was provided, and each copy of the Data delivered or otherwise furnished shall be marked and embedded as appropriate with the following “Notice of Use,” and shall be treated in accordance with such Notice:

NOTICE OF USE

CONTRACTOR (MANUFACTURER/ SUPPLIER) NAME:  NAVTEQ

CONTRACTOR (MANUFACTURER/SUPPLIER) ADDRESS: 222 Merchandise Mart Plaza, Suite 900, Chicago, Illinois 60654

This Data is a commercial item as defined in FAR 2.101 and is subject to the End-User Terms under which this Data was provided.

© 2007 NAVTEQ – All rights reserved.

If the Contracting Officer, federal government agency, or any federal official refuses to use the legend provided herein, the Contracting Officer, federal government agency, or any federal official must notify NAVTEQ prior to seeking additional or alternative rights in the Data.

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EXHIBIT E

LICENSE FEE REPORT

[TO BE INSERTED]

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EXHIBIT F

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